UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-23396

Rimrock Funds Trust

(Exact name of registrant as specified in charter)

100 Innovation Drive, Suite 200

Irvine, California 92617

(Address of principal executive offices) (Zip code)

Robert S. De Leon, Esquire

Rimrock Capital Management, LLC

100 Innovation Drive, Suite 200

Irvine, California 92617

(Name and address of agent for service)

Copy to:

John J. O’Brien, Esquire

Morgan, Lewis & Bockius LLP

1701 Market Street

Philadelphia, Pennsylvania 19103

Registrant's telephone number, including area code: (949) 381-7800

Date of fiscal year end: May 31

Date of reporting period: May 31, 2021

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a) The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

RIMROCK FUNDS TRUST

ANNUAL REPORT

May 31, 2021

A MESSAGE FROM
SCOTT DUBCHANSKY
PRESIDENT/CHAIR OF THE BOARD

Dear Shareholders,

Thank you for your participation in the Rimrock Funds Trust. May 31, 2021 concluded the second year of operations for the Rimrock Core Bond Fund and the first year end for the Rimrock Emerging Markets Corporate Credit Fund. We are pleased that each of these Funds outperformed its respective benchmark since inception, and that the Funds are meeting and hopefully exceeding your expectations. We thank you for your trust in our organization and look forward to continued success.

Fixed income investing remains one of the few sectors of the investment community where transactions are executed telephonically, and price discovery is a function of what ready and willing buyers and sellers are prepared to pay at any moment in time. This lack of liquidity and transparency also creates opportunities, especially for mutual funds that are modest in size, to capitalize on marketplace trends which can run from excessive fear to greed on short notice. While issue selection continues to dominate in importance leading to the Rimrock Funds’ success, United States Treasury security interest rates have taken on increasing importance in the current environment. As the U.S. economy leads the world in the recovery from the global pandemic, the debate rages on whether consumer demand coupled with deficit spending will lead to inflation. U.S. Treasury debt expanded by close to $5 trillion in the past year, and the Federal Reserve’s purchases of Treasury and Mortgage-Backed Securities continues unabated. Every day there is debate over whether the reported 4-5% year over year rise in the Consumer Price Index represents a transitory phenomenon or is something more structural. Of course, no one really knows. This discussion over CPI is likely to continue for some time, but the focus of the conversation will shift to whether the uptrend in wages is likely to alter consumer demand leading to a more sustained rise in prices. Fed action will likely lag economic data as full (and more highly compensated) employment attempts to address long seeded pay inequality. Wages should dominate the conversation, and the evidence is pretty clear. Target increased its starting wage to $15 from $13, Starbucks increased wages by at least 10% for all employees, Costco increased its minimum wage and over half the company’s employees earn $25 per hour, Walmart increased wages across the board, Chipotle increased wages to an average of $15 per hour, and Bank of America announced plans to hit a target of $25 per hour minimum wage by 2025. One can only wonder whether the Federal Reserve has an additional unspoken mandate, that of social equality. Regardless of the myriad of views relating to winners and losers in financial markets, we applaud these corporate efforts of increasing wages to those making less than $50,000 per year.

Regardless of the above raging debate, you can expect Rimrock to adhere to its historic investment process dominated by buying short average life securities where we believe we are excessively compensated for the risks we are underwriting. This process has worked well over the course of history, and we believe it will continue to reward capital we represent. We look forward to seeing you once again in the near future.

Scott Dubchansky

President, and Chairman of the Board

RIMROCK FUNDS TRUST

TABLE OF CONTENTS

2	PORTFOLIO MANAGEMENT COMMENTARY

4	STATEMENTS OF ASSETS AND LIABILITIES

5	STATEMENTS OF OPERATIONS

6	STATEMENTS OF CHANGES IN NET ASSETS

7	FINANCIAL HIGHLIGHTS

9	SCHEDULES OF INVESTMENTS

18	NOTES TO THE FINANCIAL STATEMENTS

30	LIQUIDITY RISK MANAGEMENT PROGRAM

31	REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

32	TAX INFORMATION

33	FUND EXPENSES

34	APPROVAL OF MANAGEMENT AGREEMENT

35	TRUSTEES AND OFFICERS

37	FOR MORE INFORMATION

RIMROCK FUNDS TRUST

PORTFOLIO MANAGEMENT COMMENTARY

Rimrock Core Bond Fund

Normalization of the economy following the outbreak of the COVID-19 pandemic has been the predominant theme affecting the financial markets during the Fund’s fiscal year ended May 31, 2021. The rapid development and deployment of effective vaccines has brought the population close to a level of herd immunity and has allowed state and local governments to roll back lockdowns and other restrictions imposed during the pandemic. As a result, risk assets have rallied dramatically over the past twelve months, with the S&P 500 rising by 87% from the lows of March 23, 2020. Similarly, spreads on corporate and mortgage-backed securities tightened as investors gained confidence that the extraordinary stimulus measures implemented by the Federal Reserve and the U.S. government would offset the disruptions caused by the pandemic. If anything, the dramatic stimulus measures seem to have directed enough cash into the hands of consumers that we are seeing a meaningful increase in demand for automobiles, homes and other consumer goods.

Domestically, the economy gained 11.9 million jobs during the fiscal year, while the unemployment rate declined to 5.8% in May, down from 13.3% one year prior. U.S. GDP growth rebounded dramatically in the third quarter of 2020, and ongoing stimulus measures are likely to keep U.S. GDP growth robust for the remainder of 2021. Against this backdrop, the Fund’s return of 5.00% outperformed the Fund’s benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index return of -0.40% during the fiscal year ended May 31, 2021.

The Fund’s overweight to non-agency residential mortgage backed securities and multi-family commercial mortgage backed securities were the largest contributors to performance, as spreads in both of these sectors tightened over the past year. The Fund’s duration positioning also contributed to performance as the Fund was approximately 0.75 years short duration versus the benchmark. Additional positive performance was driven by the Fund’s carry advantage versus the benchmark.

The Fund’s positioning throughout the year has been to overweight risk assets and to maintain a bias to a short duration versus the index. The motivation for this positioning was that the portfolios managers believed that the combination of stimulus measures and the rapid implementation of a vaccine nationwide would drive the U.S. economy through a V-shaped economic recovery. Additionally, the normalization of the economy and the financial markets would cause spreads on risk assets to tighten and the curve to bear steepen as longer term rates sold off. This scenario played out very much as expected, resulting in substantial outperformance versus the index. Over the course of the fiscal year, the portfolio managers have extended the duration of the Fund as rates have sold off with a target of being neutral to the index when the 10 year Treasury reaches 2.00%.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for period ended May 31, 2021

TOTAL RETURN	ONE YEAR
Rimrock Core Bond Fund	5.00%
Bloomberg Barclays U.S. Aggregate Bond Index	(0.40)%

Fund Performance reflects contractual expense reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available by calling 800-613-4924 or 312-557-1402.

GROWTH OF A $10,000 INVESTMENT

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Unlike the index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. A direct investment in an Index is not possible.

RIMROCK FUNDS TRUST

PORTFOLIO MANAGEMENT COMMENTARY

Rimrock Emerging Markets Corporate Credit Fund

The recovery from the COVID-19 pandemic has been the major global driver of markets from the Fund’s inception on September 28, 2020, until fiscal year ended May 31, 2021. Global financial markets saw a strong rebound due to the reopening of many economies coupled with various fiscal and monetary policy responses to COVID-19. While emerging markets (“EM”) have been generally slower in obtaining and administering COVID-19 vaccines compared to developed markets, EM-based exporters benefited from a recovery in global trade as major developed market economies and China drove a relatively quick global economic rebound and caused a strong recovery in commodity prices. Investors further gained confidence from the extraordinary monetary and fiscal measures implemented by various governments to offset disruptions caused by the pandemic.

The fundamental performance of EM corporates has been more resilient than analysts expected and improvements in credit metrics continue. During the COVID-19 pandemic, EM credit fundamentals (such as earnings, leverage, and liquidity) held up materially better than developed market credits due to China’s rapid recovery, the cushioning effect of domestic FX weakness for commodity and other exporters, as well as prudent balance sheet management and the slashing of costs and capex to shore up liquidity. EM High Yield (“HY”) corporate default rates of 3.5% remained modest for a recessionary year when compared to double digit default rates in US HY. EM corporate fundamentals rebounded towards end of 2020 and continue to improve. With the majority of 1Q 2021 results already reported, EM companies posted a year over year recovery in revenue and EBITDA averaging +24% and +63%, respectively. Net leverage is expected to reach the lowest levels in a decade. Default rates for the EM corporate HY asset class should be benign this year at 2.5% with recovery rates remaining solid at over 40%.

The EM corporate credit asset class has been further supported by positive market technical factors as increased net supply from new issuance was well absorbed by inflows into the asset class. Relatively more attractive valuations of EM corporates as compared to developed market peers resulted in higher participation from crossover investors.

For the period from September 28, 2020 (inception of the Fund) to May 31, 2021 (the end of the fiscal year), the Fund’s net total return of 9.51% outperformed the Fund’s benchmark, the J.P. Morgan CEMBI Broad Diversified Index, which had a return of 4.97%. The majority of the Fund’s outperformance can be attributed to security selection (credit spread tightening). The Fund’s overweight position in best-in-class exporters of essential goods was the largest contributor to RCEMX’s outperformance. The Fund also benefited from exposure to telecommunication names which showed higher resilience to COVID-19. The Fund’s exposure to utilities and infrastructure sectors further enhanced returns as these credits benefit from stable industry dynamics and predictable cash flows, and are reliable assets with critical importance to their domestic economies. The Fund’s duration positioning also contributed to relative performance as the Fund was approximately 0.8 years shorter duration versus the benchmark. Additional positive performance was driven by the Fund’s higher yield versus the benchmark.

Following a strong post-COVID rally, valuations are less attractive vs historical levels, but EM credits still offer a decent spread pick-up relative to developed market peers. EM HY corporate credit has been outperforming EM Investment Grade “IG” corporate credit due to compression of spreads between HY and IG as well as due to less sensitivity of EM HY to US Treasury rates. EM corporate credit performance should continue to benefit from improving fundamentals, limited net supply, and further spread compression between EM and developed market credit. As we head into the rest of 2021, we continue to prefer exposure to select issuers in higher quality areas of the HY sector, where valuations are better positioned for an economic recovery vs IG where spreads are not far from pre-COVID-19 levels. We find more value in the leading exporters of essential consumer goods, select metals & mining and oil & gas companies with low unit costs and credit improvement stories, critical infrastructure providers, and junior parts of the capital structures of the top EM banks.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for period ended May 31, 2021

SINCE INCEPTION
TOTAL RETURN	09/28/20
Rimrock Emerging Markets Corporate Credit Fund	9.51%
JP Morgan Corporate EMBI- Broad Diversified	4.97%

Fund Performance reflects contractual expense reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available by calling 800-613-4924 or 312-557-1402.

GROWTH OF A $10,000 INVESTMENT

The JPMorgan Corporate Emerging Markets Bond Index Broad Diversified (CEMBI Broad Diversified) (“CEMBI BD INDEX”) is an expansion of the JPMorgan Corporate Emerging Markets Bond Index (CEMBI). The CEMBI is a market capitalization weighted index consisting of U.S. dollar denominated emerging market corporate bonds.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Unlike the index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. A direct investment in an Index is not possible.

RIMROCK FUNDS TRUST

STATEMENTS OF ASSETS AND LIABILITIES	MAY 31, 2021

	RIMROCK CORE BOND FUND	RIMROCK EMERGING MARKETS CORPORATE CREDIT FUND
ASSETS:
Investments, at fair value	$6,345,128	$7,578,424
Cash held at broker	24,782	3,043
Interest income receivable	49,363	95,738
Receivable for securities sold	19,998	-
Prepaid and other assets	14,571	20,877
Total Assets	6,453,842	7,698,082
LIABILITIES:
Payable for securities purchased	-	152,786
Investment advisory fees	1,552	2,200
Payable for reverse repurchase agreements	155,744	-
Payable for when-issued securities	119,900	-
Distributions payable to shareholders	-	1,088
Trustee fees	3	-
Accrued other liabilities	61,174	82,861
Total Liabilities	338,373	238,935
Net Assets	$6,115,469	$7,459,147
ANALYSIS OF NET ASSETS:
Capital stock	$5,952,828	$7,099,767
Distributable Earnings	162,641	359,380
Net Assets	$6,115,469	$7,459,147
Shares Outstanding ($0.0001 par value, unlimited authorization):	593,660	702,738
Net Asset Value, Redemption and Offering Price Per Share:	$10.30	$10.61
Investments, at cost	$6,150,275	$7,463,851

See Notes to the Financial Statements.

RIMROCK FUNDS TRUST

STATEMENTS OF OPERATIONS	FOR THE FISCAL YEAR ENDED MAY 31, 2021

	RIMROCK CORE BOND FUND	RIMROCK EMERGING MARKETS CORPORATE CREDIT FUND[1]
INVESTMENT INCOME:
Interest income	$198,819	$217,999[2]
Total investment income	198,819	217,999
EXPENSES:
Investment advisory fees	17,359	15,898
Administration fees	13,946	24,011
Custody fees	11,795	3,599
Accounting fees	3,523	2,725
Transfer Agent fees	1,174	908
Registration fees (includes blue sky fees)	37,795	3,285
Printing fees	53	4,853
Audit fees	22,030	10,000
Tax fees	6,519	8,250
Legal fees	65,946	65,000
12b-1 Distribution fees	18,240	15,982
Trustee fees and expenses	27,783	24,718
Insurance fees	6,275	-
Other expenses	319	2,186
Total Expenses	232,757	181,415
Less expenses reimbursed by investment adviser	(192,515)	(149,618)
Net Expenses	40,242	31,797
Net investment income	158,577	186,202
NET REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized gains (losses) on:
Investments	19,284	267,052
Net realized gain (loss) on futures	12,902	207
Net change in unrealized appreciation (depreciation) on:
Investments	87,926	114,573
Net unrealized app (dep) on future contracts	(2,359)	281
Net Gains	117,753	382,113
Net Increase in Net Assets Resulting from Operations	$276,330	$568,315

[1]	The Rimrock Emerging Markets Corporate Credit Fund commenced operations on September 28, 2020.

[2]	Net of $372 in foreign withholding taxes.

See Notes to the Financial Statements.

RIMROCK FUNDS TRUST

STATEMENTS OF CHANGES IN NET ASSETS	FOR THE FISCAL YEARS ENDED

	RIMROCK CORE BOND FUND		RIMROCK EMERGING MARKETS CORPORATE CREDIT FUND
	MAY 31,	MAY 31,	MAY 31,
	2021	2020[1]	2021[2]
OPERATIONS:
Net investment income	$158,577	$139,590	$186,202
Net realized gains	32,186	29,206	267,259
Net change in unrealized appreciation	85,567	106,927	114,854
Net Increase in Net Assets Resulting from Operations	276,330	275,723	568,315
CAPITAL SHARE TRANSACTIONS: Net increase in net assets resulting from capital share transactions	538,841	5,413,987	7,099,767
Net Increase in Net Assets Resulting from Capital Share Transactions	538,841	5,413,987	7,099,767
DISTRIBUTIONS PAID:
From distributable earnings	(213,268)	(155,004)	(208,935)
From tax return of capital	—	(21,140)	—
Total Distributions Paid	(213,268)	(176,144)	(208,935)
Total Increase in Net Assets	601,903	5,513,566	7,459,147
NET ASSETS:
Beginning of year	5,513,566	—	—
End of year	$6,115,469	$5,513,566	$7,459,147

[1]	The Rimrock Core Bond Fund commenced operations on June 28, 2019.
[2]	The Rimrock Emerging Markets Corporate Credit Fund commenced operations on September 28, 2020.

See Notes to the Financial Statements.

RIMROCK FUNDS TRUST

FINANCIAL HIGHLIGHTS	FOR THE FISCAL YEARS ENDED

RIMROCK CORE BOND FUND
Selected per share data	MAY 31, 2021	PERIOD ENDED MAY 31, 2020[1]
Net Asset Value, Beginning of Year	$10.18	$10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income[2]	0.28	0.27
Net realized and unrealized gain	0.23	0.24
Total from Investment Operations	0.51	0.51
LESS DISTRIBUTIONS PAID:
From net investment income	(0.34)	(0.23)
From net realized gains	(0.05)	(0.06)
From tax return of capital	-	(0.04)
Total Distributions Paid	(0.39)	(0.33)
Net Asset Value, End of Year	$10.30	$10.18
Total Return[3]	5.00%	5.20%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year	$6,115,469	$5,513,566
Ratio to average net assets of:[4]
Expenses, net of reimbursements and credits	0.65%	0.65%
Expenses, before reimbursements and credits	3.98%	5.56%
Net investment income, net of reimbursements and credits	2.74%	2.87%
Net investment income, before reimbursements and credits	(0.59%)	(2.04%)
Portfolio Turnover Rate	61.20%	151.93%

[1]	The Rimrock Core Bond Fund commenced operations on June 28, 2019.
[2]	Net investment income per share was calculated using the average shares outstanding method.
[3]	Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period. The total return is not annualized for periods less than one year.
[4]	Annualized for periods less than one year.

See Notes to the Financial Statements.

RIMROCK FUNDS TRUST
FINANCIAL HIGHLIGHTS continued	FOR THE FISCAL YEARS ENDED

RIMROCK EMERGING MARKETS CORPORATE CREDIT FUND
Selected per share data	PERIOD ENDED MAY 31, 2021[1]
Net Asset Value, Beginning of Period	$10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income[2]	0.29
Net realized and unrealized gain	0.64
Total from Investment Operations	0.93
LESS DISTRIBUTIONS PAID:
From net investment income	(0.28)
From net realized gains	(0.04)
Total Distributions Paid	(0.32)
Net Asset Value, End of Period	$10.61
Total Return[3]	9.51%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period	$7,459,147
Ratio to average net assets of:[4]
Expenses, net of reimbursements and credits	0.70%
Expenses, before reimbursements and credits	3.99%
Net investment income, net of reimbursements and credits	4.10%
Net investment income, before reimbursements and credits	0.81%
Portfolio Turnover Rate	111.10%

[1]	The Rimrock Emerging Markets Corporate Credit Fund commenced operations on September 28, 2020.
[2]	Net investment income per share was calculated using the average shares outstanding method.
[3]	Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period. The total return is not annualized for periods less than one year.
[4]	Annualized for periods less than one year.

See Notes to the Financial Statements.

SCHEDULE OF INVESTMENTS

RIMROCK CORE BOND FUND	MAY 31, 2021

	PRINCIPAL	VALUE
	AMOUNT	(IN USD)
CORPORATE BONDS – 19.2%
Aerospace & Defense – 0.5%
Textron Financial Corp., (Variable, ICE LIBOR USD 3M + 1.74%), 1.89%, 2/15/42(1)	40,000	33,200
Communications – 1.7%
Charter Communications Operating LLC/Charter Communications Operating Capital, 5.05%, 3/30/29(2)	55,000	64,133
Comcast Corp., 4.15%, 10/15/28(2)	35,000	40,374
		104,507
Consumer/Retail – 0.4%
Magic Mergeco, Inc., 5.25%, 5/1/28	25,000	25,344
Energy – 3.5%
Antero Midstream Partners L.P./Antero Midstream Finance Corp., 6/15/29(3)	40,000	40,548
Antero Resources Corp., 3/1/30(3)	20,000	20,101
ConocoPhillips Co., 6.95%, 4/15/29(2)	25,000	33,648
Enterprise Products Operating LLC, (Variable, ICE LIBOR USD 3M + 2.78%), 2.91%, 6/1/67(1)	40,000	35,750
Kinder Morgan, Inc., 4.30%, 3/1/28	35,000	39,607
Magellan Midstream Partners L.P., 3.25%, 6/1/30	40,000	42,675
		212,329
Healthcare – 2.8%
HCA, Inc.,
4.13%, 6/15/29	40,000	44,815
MPT Operating Partnership L.P./ MPT Finance Corp., 3.50%, 3/15/31	20,000	20,186
UnitedHealth Group, Inc.,
2.88%, 8/15/29	20,000	21,398
4.45%, 12/15/48	35,000	43,280
Zimmer Biomet Holdings, Inc.,
3.55%, 3/20/30	40,000	43,405
		173,084
	PRINCIPAL	VALUE
	AMOUNT	(IN USD)
CORPORATE BONDS - 19.2% continued
Media/Entertainment – 1.3%
CCO Holdings LLC/CCO Holdings Capital Corp., 6/1/33(3)	40,000	39,962
Fox Corp.,
4.71%, 1/25/29	35,000	40,611
		80,573
Media/Leisure – 0.9%
Activision Blizzard, Inc.,
3.40%, 6/15/27(2)	35,000	38,816
4.50%, 6/15/47	15,000	17,950
		56,766
Metals/Mining – 1.3%
Barrick North America Finance LLC, 5.75%, 5/1/43	30,000	40,434
Hecla Mining Co., 7.25%, 2/15/28	35,000	38,457
		78,891
Real Estate – 1.4%
Equinix, Inc., 2.50%, 5/15/31	40,000	39,875
ESH Hospitality, Inc., 4.63%, 10/1/27	40,000	42,387
		82,262
Technology – 1.0%
Equinix, Inc.,
5.38%, 5/15/27	55,000	58,988
Telecom/Cable – 0.7%
Frontier California, Inc., 6.75%, 5/15/27	40,000	43,188
Utilities – 1.0%
Florida Power & Light Co., 3.15%, 10/1/49	55,000	57,675
Utilities/Power – 2.7%
Ferrellgas L.P./Ferrellgas Finance Corp., 5.38%, 4/1/26	50,000	48,813
FirstEnergy Transmission LLC,
5.45%, 7/15/44	35,000	42,190
4.55%, 4/1/49	20,000	22,357

See Notes to the Financial Statements.

SCHEDULE OF INVESTMENTS

RIMROCK CORE BOND FUND	MAY 31, 2021

	PRINCIPAL	VALUE
	AMOUNT	(IN USD)
CORPORATE BONDS - 19.2% continued
Utilities/Power – 2.7% continued
Superior Plus L.P./Superior General Partner, Inc., 4.50%, 3/15/29	50,000	50,921
		164,281
Total Corporate Bonds
(Cost $1,154,314)		$1,171,088

COMMERCIAL MORTGAGE BACKED SECURITIES – 18.3%
Government Agency - Interest Only – 10.9%
Freddie Mac Multifamily Structured Pass Through Certificates, Series K094, Class X1, 0.88%, 6/25/29(1) (4)	2,695,066	170,509
Freddie Mac Multifamily Structured Pass Through Certificates, Series K-1512, Class X1, 0.91%, 4/25/34(1) (4)	2,092,781	182,330
Freddie Mac Multifamily Structured Pass Through Certificates, Series K-1514, Class X1, 0.58%, 10/25/34(1) (4)	1,497,504	91,993
Freddie Mac Multifamily Structured Pass Through Certificates, Series K152, Class X1, 0.95%, 1/25/31(1) (4)	2,656,931	194,215
FREMF Mortgage Trust, Series 2016-KF22, Class B, (Floating, ICE LIBOR USD 1M + 5.05%, 5.05% Floor), 5.16%, 7/25/23(1)	25,461	25,806
		664,853
Non Agency – 4.5%
COMM Mortgage Trust, Series 2010-C1, Class D, 5.79%, 7/10/46(1) (4)	135,000	137,872
Commercial Mortgage Trust, Series 2006-GG7, Class AJ, 6.01%, 7/10/38(1) (4)	74,487	67,056
SG Commercial Mortgage Securities Trust, Series 2019-PREZ, Class D, 3.48%, 9/15/39(1) (4)	75,000	74,151
		279,079
Non Agency - Interest Only – 2.9%
GS Mortgage Securities Trust, Series 2015-GC32, Class XA, 0.74%, 7/10/48(1) (4)	3,437,755	89,953

	PRINCIPAL	VALUE
	AMOUNT	(IN USD)
COMMERCIAL MORTGAGE BACKED SECURITIES - 18.3% continued
Non Agency - Interest Only – 2.9% continued
GS Mortgage Securities Trust, Series 2016-GS3, Class XA, 1.22%, 10/10/49(1) (4)	584,020	30,819
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C26, Class XA, 1.02%, 10/15/48(1) (4)	1,663,013	56,809
		177,581
Total Commercial Mortgage Backed Securities
(Cost $1,078,379)		$1,121,513

RESIDENTIAL MORTGAGE BACKED SECURITIES - 53.1%
Government Agency – 20.4%
Fannie Mae REMIC, Series 2001-29, Class Z, 6.50%, 7/25/31	41,733	48,336
Fannie Mae REMIC, Series 2003-58, Class M, 3.50%, 7/25/33	16,012	17,196
Fannie Mae REMIC, Series 2005-122, Class SE, (Floating, 23.10% - ICE LIBOR USD 1M, 23.10% Cap), 22.78%, 11/25/35(1)	49,767	68,835
Fannie Mae REMIC, Series 2005-68, Class PG, 5.50%, 8/25/35	66,980	76,591
Fannie Mae REMIC, Series 2006-77, Class PC, 6.50%, 8/25/36	28,778	33,372
Fannie Mae REMIC, Series 2007-22, Class PA, 5.50%, 3/25/37	3,558	3,912
Fannie Mae REMIC, Series 2008-46, Class JA, 4.50%, 5/25/38	29,290	31,654
Fannie Mae REMIC, Series 2010-53, Class ZJ, 5.00%, 7/25/40	31,034	37,945
Fannie Mae REMIC, Series 2011-146, Class LX, 3.50%, 10/25/40	190,000	203,644
Fannie Mae REMIC, Series 2012-17, Class CW, 2.00%, 11/25/30	5,279	5,339
Fannie Mae REMIC, Series 2012-32, Class DU, 2.50%, 4/25/26	5,951	5,987
Fannie Mae REMIC, Series 2013-113, Class HA, 3.00%, 11/25/31	841	864
Fannie Mae REMIC, Series 2013-13, Class MA, 4.00%, 1/25/43	106,075	116,941
Fannie Mae REMIC, Series 2016-95, Class LZ, 2.50%, 12/25/46	139,868	130,905
Fannie Mae REMIC, Series 2019-42, Class ZL, 3.00%, 8/25/49	207,068	202,860
Freddie Mac REMIC, Series 2326, Class ZP, 6.50%, 6/15/31	23,279	27,027

See Notes to the Financial Statements.

SCHEDULE OF INVESTMENTS

RIMROCK CORE BOND FUND	MAY 31, 2021

	PRINCIPAL AMOUNT	VALUE (IN USD)
RESIDENTIAL MORTGAGE BACKED SECURITIES - 53.1% continued
Government Agency – 20.4% continued
Freddie Mac REMIC, Series 2653, Class SC, (Floating, 6.80% - ICE LIBOR USD 1M, 4.00% Floor, 6.80% Cap), 6.74%, 7/15/33(1)	30,441	33,956
Freddie Mac REMIC, Series 3871, Class JB, 5.50%, 6/15/41	7,638	8,888
Freddie Mac REMIC, Series 3908, Class B, 2.50%, 6/15/39	30,409	32,010
Freddie Mac REMIC, Series 3948, Class AD, 2.00%, 10/15/21	1,845	1,850
Freddie Mac REMIC, Series 3990, Class GY, 3.50%, 1/15/42	30,000	33,537
Freddie Mac REMIC, Series 4120, Class QB, 1.50%, 10/15/42	8,613	8,698
Freddie Mac REMIC, Series 4146, Class ME, 3.50%, 12/15/42	12,000	13,198
Freddie Mac REMIC, Series 4170, Class TC, 1.63%, 2/15/28	15,273	15,621
Freddie Mac REMIC, Series 4182, Class MB, 1.50%, 5/15/41	7,015	7,156
Freddie Mac REMIC, Series 4286, Class DA, 3.50%, 10/15/30	57,632	62,277
Freddie Mac REMIC, Series 4471, Class GA, 3.00%, 2/15/44	18,148	19,110
		1,247,709
Government Agency - Interest Only – 15.0%
Fannie Mae REMIC, Series 2004-64, Class SW, (Floating, 7.05% - ICE LIBOR USD 1M, 7.05% Cap), 6.96%, 8/25/34(1)	45,270	7,806
Fannie Mae REMIC, Series 2005-12, Class SC, (Floating, 6.75% - ICE LIBOR USD 1M, 6.75% Cap), 6.66%, 3/25/35(1)	60,345	10,174
Fannie Mae REMIC, Series 2007-88, Class JI, (Floating, 6.45% - ICE LIBOR USD 1M, 6.45% Cap), 6.36%, 4/25/37(1)	295,853	57,904
Fannie Mae REMIC, Series 2010-118, Class LI, 5.50%, 10/25/40	73,594	13,657
Fannie Mae REMIC, Series 2010-124, Class SJ, (Floating, 6.05% - ICE LIBOR USD 1M, 6.05% Cap), 5.96%, 11/25/38(1)	70,559	541
Fannie Mae REMIC, Series 2010-147, Class KI, 1.18%, 1/25/41	1,299,858	44,130

	PRINCIPAL AMOUNT	VALUE (IN USD)
RESIDENTIAL MORTGAGE BACKED SECURITIES - 53.1% continued
Government Agency - Interest Only – 15.0% continued
Fannie Mae REMIC, Series 2011-87, Class SG, (Floating, 6.55% - ICE LIBOR USD 1M, 6.55% Cap), 6.46%, 4/25/40(1)	97,527	9,622
Fannie Mae REMIC, Series 2012-70, Class YS, (Floating, 6.65% - ICE LIBOR USD 1M, 6.65% Cap), 6.56%, 2/25/41(1)	15,860	759
Fannie Mae REMIC, Series 2013-103, Class SK, (Floating, 5.92% - ICE LIBOR USD 1M, 5.92% Cap), 5.83%, 10/25/43(1)	50,098	8,918
Fannie Mae REMIC, Series 2016-105, Class SA, (Floating, 6.00% - ICE LIBOR USD 1M, 6.00% Cap), 5.91%, 1/25/47(1)	38,646	8,085
Fannie Mae REMIC, Series 2016-74, Class GS, (Floating, 6.00% - ICE LIBOR USD 1M, 6.00% Cap), 5.91%, 10/25/46(1)	51,137	12,308
Fannie Mae REMIC, Series 2018-62, Class SB, (Floating, 6.20% - ICE LIBOR USD 1M, 6.20% Cap), 6.11%, 9/25/48(1)	284,341	51,899
Fannie Mae REMIC, Series 2020-56, Class DI, 2.50%, 8/25/50	278,473	44,649
Fannie Mae REMIC, Series 2020-60, Class NI, 4.00%, 9/25/50	218,376	33,282
Freddie Mac REMIC, Series 2981, Class SU, (Floating, 7.80% - ICE LIBOR USD 1M, 7.80% Cap), 7.70%, 5/15/30(1)	44,393	6,188
Freddie Mac REMIC, Series 3308, Class S, (Floating, 7.20% - ICE LIBOR USD 1M, 7.20% Cap), 7.10%, 3/15/32(1)	38,013	6,112
Freddie Mac REMIC, Series 3460, Class SA, (Floating, 6.20% - ICE LIBOR USD 1M, 6.20% Cap), 6.10%, 6/15/38(1)	56,500	10,328
Freddie Mac REMIC, Series 3598, Class JI, 1.63%, 10/15/37(1) (4)	191,142	8,501
Freddie Mac REMIC, Series 3621, Class SB, (Floating, 6.23% - ICE LIBOR USD 1M, 6.23% Cap), 6.13%, 1/15/40(1)	41,652	8,282
Freddie Mac REMIC, Series 3621, Class WI, 1.74%, 5/15/37(1) (4)	383,756	19,000

See Notes to the Financial Statements.

SCHEDULE OF INVESTMENTS

RIMROCK CORE BOND FUND	MAY 31, 2021

	PRINCIPAL AMOUNT	VALUE (IN USD)
RESIDENTIAL MORTGAGE BACKED SECURITIES - 53.1% continued
Government Agency - Interest Only – 15.0% continued
Freddie Mac REMIC, Series 3635, Class IB, 1.49%, 10/15/37(1) (4)	580,903	25,097
Freddie Mac REMIC, Series 3666, Class SC, (Floating, 5.77% - ICE LIBOR USD 1M, 5.77% Cap), 5.67%, 5/15/40(1)	112,774	21,214
Freddie Mac REMIC, Series 4029, Class IM, 4.00%, 4/15/42	22,390	3,912
Freddie Mac REMIC, Series 4106, Class EI, 3.50%, 4/15/41	164,745	13,525
Freddie Mac REMIC, Series 4150, Class DI, 3.00%, 1/15/43	308,677	27,701
Freddie Mac REMIC, Series 4165, Class TI, 3.00%, 12/15/42	576,616	41,891
Freddie Mac REMIC, Series 4194, Class BI, 3.50%, 4/15/43	37,330	5,022
Freddie Mac REMIC, Series 4363, Class TI, 2.01%, 10/15/39(1) (4)	248,308	12,674
Freddie Mac REMIC, Series 4415, Class IO, 2.04%, 4/15/41(1) (4)	30,025	1,758
Freddie Mac REMIC, Series 5013, Class IN, 2.50%, 9/25/50	193,521	31,523
Government National Mortgage Association, Series 2008-7, Class IO, 5.50%, 3/20/37	266,680	23,867
Government National Mortgage Association, Series 2009-88, Class QI, 6.00%, 9/16/39	353,657	18,954
Government National Mortgage Association, Series 2010-42, Class BS, (Floating, 6.48% - ICE LIBOR USD 1M, 6.48% Cap), 6.38%, 4/20/40(1)	26,379	5,694
Government National Mortgage Association, Series 2011-H18, Class AI, 1.23%, 8/20/61(1) (4)	31,990	1,727
Government National Mortgage Association, Series 2012-136, Class BI, 3.50%, 11/20/42	310,585	49,507
Government National Mortgage Association, Series 2013-133, Class PI, 5.00%, 2/16/37	69,568	7,500
Government National Mortgage Association, Series 2015-159, Class HS, (Floating, 6.20% - ICE LIBOR USD 1M, 6.20% Cap), 6.10%, 11/20/45(1)	78,406	15,176

	PRINCIPAL AMOUNT	VALUE (IN USD)
RESIDENTIAL MORTGAGE BACKED SECURITIES - 53.1% continued
Government Agency - Interest Only – 15.0% continued
Government National Mortgage Association, Series 2015-168, Class SD, (Floating, 6.20% - ICE LIBOR USD 1M, 6.20% Cap), 6.10%, 11/20/45(1)	638,037	117,106
Government National Mortgage Association, Series 2016-160, Class GS, (Floating, 6.10% - ICE LIBOR USD 1M, 6.10% Cap), 6.00%, 11/20/46(1)	75,578	18,345
Government National Mortgage Association, Series 2017-130, Class YI, 4.00%, 4/20/45	750,680	84,017
Government National Mortgage Association, Series 2020-77, Class EI, (Floating, 122.00% - ICE LIBOR USD 1M, 1.00% Cap), 1.00%, 8/20/49(1)	1,245,550	30,740
		919,095
Non Agency – 17.7%
Banc of America Mortgage Trust, Series 2003-H, Class 3A1, 3.04%, 9/25/33(1) (4)	77,641	78,468
Bear Stearns ALT-A Trust, Series 2004-1, Class 2A2, 2.98%, 2/25/34(1) (4)	52,055	52,903
Bear Stearns ARM Trust, Series 2003-6, Class 1A2, 3.11%, 8/25/33(1) (4)	86,368	90,168
CHL Mortgage Pass Through Trust, Series 2004-22, Class A3, 2.80%, 11/25/34(1) (4)	89,153	90,265
CHL Mortgage Pass Through Trust, Series 2004-HYB3, Class 2A, 2.13%, 6/20/34(1) (4)	57,970	59,501
Countrywide Asset-Backed Certificates, Series 2004-12, Class AF5, (Step to 4.83% on 7/25/21), 5.68%, 4/25/35(5)	18,518	18,546
Credit Suisse First Boston Mortgage Securities Corp., Series 2002-AR28, Class 2A2, 2.53%, 11/25/32(1) (4)	86,741	87,220
Credit Suisse First Boston Mortgage Securities Corp., Series 2003-AR12, Class 2A1, 3.71%, 4/25/33(1) (4)	21,430	22,122
CSFB Mortgage-Backed Pass Through Certificates, Series 2003-AR24, Class 2A4, 2.73%, 10/25/33(1) (4)	112,907	111,238

See Notes to the Financial Statements.

SCHEDULE OF INVESTMENTS

RIMROCK CORE BOND FUND	MAY 31, 2021

	PRINCIPAL AMOUNT	VALUE (IN USD)
RESIDENTIAL MORTGAGE BACKED SECURITIES - 53.1% continued
Non Agency – 17.7% continued
GRMT Mortgage Loan Trust, Series 2001-1A, Class A5, 6.65%, 7/20/31	41,529	41,790
IndyMac INDX Mortgage Loan Trust, Series 2005-AR1, Class 4A1, 2.91%, 3/25/35(1) (4)	41,407	41,864
JP Morgan Mortgage Trust, Series 2006-A2, Class 5A1, 2.52%, 11/25/33(1) (4)	16,449	16,660
JP Morgan Mortgage Trust, Series 2007-A1, Class 5A2, 2.57%, 7/25/35(1) (4)	55,666	57,025
Residential Asset Securitization Trust, Series 2004-IP2, Class 2A1, 2.92%, 12/25/34(1) (4)	46,868	46,370
Structured Asset Securities Corp. Mortgage Loan Trust, Series 2006-EQ1A, Class A1, (Floating, ICE LIBOR USD 1M + 0.14%, 0.14% Floor), 0.23%, 7/25/36(1)	73,259	72,016
Structured Asset Securities Corp. Mortgage Pass Through Certificates, Series 2003-26A, Class 7A, 2.26%, 9/25/33(1) (4)	82,367	84,816
Wells Fargo Mortgage Backed Securities Trust, Series 2004-K, Class 2A11, 2.95%, 7/25/34(1) (4)	44,013	43,638
Wells Fargo Mortgage Backed Securities Trust, Series 2004-K, Class 2A3, 2.95%, 7/25/34(1) (4)	67,414	66,838
		1,081,448
Total Residential Mortgage Backed Securities
(Cost $3,113,843)		$3,248,252

OTHER STRUCTURED PRODUCTS – 2.1%
CLO / CDO – 1.0%
Garrison Funding L.P., Series 2018-1A, Class A1T, (Floating, ICE LIBOR USD 3M + 1.45%), 1.64%, 3/20/27(1)	60,856	60,783
Other Structured Products – 1.1%
Marlette Funding Trust, Series 2017-3A, Class D, 5.03%, 12/15/24	64,492	64,889
Total Other Structured Products
(Cost $125,186)		$125,672
	PRINCIPAL AMOUNT	VALUE (IN USD)
U.S. GOVERNMENT OBLIGATIONS – 1.6%
U.S. Treasury Notes – 1.6%
0.13%, 3/31/23	100,000	99,992
Total U.S. Government Obligations
(Cost $99,942)		$99,992

	NUMBER OF SHARES	VALUE (IN USD)
SHORT TERM INVESTMENT FUND – 9.5%
Northern Institutional Funds - U.S. Treasury Portfolio (Premier), 0.01%(6)	578,611	578,611
Total Short Term Investment Fund
(Cost $578,611)		$578,611

Total Investments – 103.8%
(Cost $6,150,275)		$6,345,128

REVERSE REPURCHASE AGREEMENTS – (2.6%)
UBS Securities .45% Due 06/04/2021 (Dated 5/5/2021; collateralized by various securities value $112,710)(2)	(104,456)	(104,456)
UBS Securities 0.6% Due 06/04/2021 (Dated 5/5/2021; collateralized by Charter Communications Operating LLC 5.05% due 3/30/29 and value $64,078)(2)	(51,288)	(51,288)
Total Reverse Repurchase Agreements
(Cost $(155,744))		$(155,744)
Liabilities less Other Assets – (1.2%)		(73,915)
NET ASSETS – 100.0%		$6,115,469

(1)	Variable rate security. Rate as of May 31, 2021 is disclosed.
(2)	All or a portion of this security was pledged as collateral for reverse repurchase agreements. The total value of pledged collateral was $176,788, which represented 2.89% of the net assets of the fund.
(3)	When-Issued Security. Coupon rate is not in effect at May 31, 2021.
(4)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets.
(5)	Step coupon bond. Rate as of May 31, 2021 is disclosed.
(6)	7-day current yield as of May 31, 2021 is disclosed.

EXPLANATION OF ABBREVIATIONS AND ACRONYMS USED THROUGHOUT THE SCHEDULE OF INVESTMENTS:

1M - 1 Month

3M - 3 Month

ARM - Adjustable Rate Mortgage

CDO - Collaterlized Debt Obligation

See Notes to the Financial Statements.

SCHEDULE OF INVESTMENTS

RIMROCK CORE BOND FUND	MAY 31, 2021

CLO - Collateralized Loan Obligation

Fannie Mae - Federal National Mortgage Association

Freddie Mac - Federal Home Loan Mortgage Corporation

ICE - Intercontinental Exchange

IO - Interest Only

LIBOR - London Interbank Offered Rate

LLC - Limited Liability Company

REMIC - Real Estate Mortgage Investment Conduit

USD - United States Dollar

Percentages shown are based on Net Assets.

At May 31, 2021, the Fund had open futures contracts as follows:

TYPE	NO. OF CONTRACTS	NOTIONAL AMOUNT	CONTRACT POSITION	CONTRACT EXP.	UNREALIZED APP/(DEP)(1)
10-Year U.S. Treasury Note	5	$659,688	Long	9/21	$(742)
Ultra U.S. Treasury Bond	2	370,500	Long	9/21	(1,617)
Total					$(2,359)

(1)	Includes cumulative appreciation/depreciation on futures contracts. Only the current day’s variation margin is reported within the Statements of Assets and Liabilities. Variation margin is reported as Due from broker within the Statement of Asset and Liabilities

At May 31, 2021, the credit quality distribution (unaudited) for the Fund as a percentage of investments including cash was:

QUALITY DISTRIBUTION*	% OF INVESTMENTS
Cash Equivalents	9.1%
AAA	49.8
AA	6.9
A	12.0
BBB	13.4
BB	5.9
B	1.4

QUALITY DISTRIBUTION*	% OF INVESTMENTS
CCC	1.1%
Not Rated	0.4
Total	100.0%

*	Credit quality ratings are based on the conservative average of Moody’s, S&P Global and Fitch ratings. If ratings from all three rating agencies disagree, the model assigns the middle rating to the security. If two of the three agree, the model assigns the rating from those two to the security. If none of these three rating agencies has assigned a rating, the Fund will assign a rating of not rated. The ratings, expressed in S&P Global’s nomenclature, range from AAA (extremely strong capacity to meet its financial commitment) to D (in default). Short-term ratings, expressed in S&P Global’s nomenclature, range from A-1 (obligor’s capacity to meet its financial commitment on the obligation is strong) to D (in default). The ratings represent the rating agencies’ opinions of the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 - Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 - Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 - Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuations of the Fund’s investments by the above fair value hierarchy as of May 31, 2021:

INVESTMENTS	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Corporate Bonds(1)	$—	$1,171,088	$—	$1,171,088
Commercial Mortgage Backed Securities	—	1,121,513	—	1,121,513
Residential Mortgage Backed Securities	—	3,248,252	—	3,248,252
Other Structured Products	—	125,672	—	125,672
U.S. Government Obligations	99,992	—	—	99,992
Short Term Investment Fund	578,611	—	—	578,611
Liabilities:
Reverse Repurchase Agreements	—	(155,744)	—	(155,744)
Total Investments	$678,603	$5,510,781	$—	$6,189,384
OTHER FINANCIAL
INSTRUMENTS
Liabilities Futures - Contracts	$(2,359)	$—	$—	$(2,359)

(1)	Classifications as defined in the Schedule of Investments.

See Notes to the Financial Statements.

SCHEDULE OF INVESTMENTS

RIMROCK EMERGING MARKETS CORPORATE CREDIT FUND	MAY 31, 2021

	PRINCIPAL AMOUNT	VALUE (IN USD)
CORPORATE BONDS – 93.3%
Chemicals/Paper/Packaging – 2.8%
Sasol Financing U.S.A. LLC, 4.38%, 9/18/26	200,000	206,956
Consumer/Retail – 2.7%
B2W Digital Lux S.a.r.l., 4.38%, 12/20/30	200,000	199,540
Energy – 16.1%
AI Candelaria Spain SLU, 5.75%, 6/15/33	250,000	250,375
FEL Energy VI S.a.r.l., 5.75%, 12/1/40	200,000	211,100
Gazprom PJSC via Gaz Finance PLC, (Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 4.26%), 4.60%, 10/26/25 (1) (2)	250,000	257,454
Geopark Ltd., 6.50%, 9/21/24	250,000	258,344
Petroleos Mexicanos, 6.88%, 8/4/26	200,000	221,966
		1,199,239
Financials – 12.4%
Banco Mercantil del Norte S.A., (Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 5.04%), 6.88%, 7/6/22 (1) (2)	200,000	207,394
BBVA Bancomer S.A., (Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 2.65%), 5.13%, 1/18/33 (1)	200,000	208,769
Itau Unibanco Holding S.A., (Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 3.98%), 6.13%, 12/12/22 (1) (2)	300,000	307,185
Movida Europe S.A., 5.25%, 2/8/31	200,000	199,100
		922,448
Food & Beverage – 11.5%
Grupo Bimbo S.A.B. de C.V., (Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 3.28%), 5.95%, 4/17/23 (1) (2)	200,000	212,352
JBS U.S.A. LUX S.A./JBS U.S.A. Finance, Inc., 6.75%, 2/15/28	200,000	219,050
MHP Lux S.A., 6.95%, 4/3/26	200,000	209,323

	PRINCIPAL AMOUNT	VALUE (IN USD)
CORPORATE BONDS – 93.3% continued
Food & Beverage – 11.5% continued
NBM U.S. Holdings, Inc., 7.00%, 5/14/26	200,000	216,250
		856,975
Manufacturing/Industrials – 9.1%
ATP Tower Holdings LLC/Andean Tower Partners Colombia SAS/Andean Telecom Partners, 4.05%, 4/27/26 (2)	255,000	256,785
KOC Holding A.S., 6.50%, 3/11/25	200,000	214,844
Limak Iskenderun Uluslararasi Liman Isletmeciligi A.S., 9.50%, 7/10/36	200,000	208,710
		680,339
Metals/Mining – 12.4%
CSN Inova Ventures, 6.75%, 1/28/28	200,000	220,513
Metinvest B.V., 7.75%, 10/17/29	200,000	219,086
Stillwater Mining Co., 7.13%, 6/27/25	200,000	208,184
Volcan Cia Minera S.A.A., 5.38%, 2/2/22	279,000	278,721
		926,504
Real Estate – 11.0%
CIFI Holdings Group Co. Ltd., 5.95%, 10/20/25	200,000	212,252
Logan Group Co. Ltd., 5.25%, 10/19/25	200,000	204,997
Trust Fibra Uno, 4.87%, 1/15/30	200,000	221,250
Yuzhou Group Holdings Co. Ltd., 8.30%, 5/27/25	200,000	184,488
		822,987
Telecom/Cable – 12.0%
Network i2i Ltd., (Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 4.27%), 5.65%, 1/15/25 (1) (2)	200,000	212,750
Sable International Finance Ltd., 5.75%, 9/7/27	250,000	264,211
Turkcell Iletisim Hizmetleri A.S., 5.80%, 4/11/28	200,000	212,601

See Notes to the Financial Statements.

SCHEDULE OF INVESTMENTS

RIMROCK EMERGING MARKETS CORPORATE CREDIT FUND	MAY 31, 2021

	PRINCIPAL AMOUNT	VALUE (IN USD)
CORPORATE BONDS - 93.3% continued
Telecom/Cable – 12.0% continued
VTR Comunicaciones SpA, 5.13%, 1/15/28	200,000	207,250
		896,812
Utilities/Power – 3.3%
EnfraGen Energia Sur S.A./EnfraGen Spain S.A./Prime Energia SpA, 5.38%, 12/30/30	250,000	248,811
Total Corporate Bonds
(Cost $6,846,038)		$6,960,611

	NUMBER OF SHARES	VALUE (IN USD)
SHORT TERM INVESTMENT FUND – 8.3%
Northern Institutional Funds - U.S. Treasury Portfolio (Premier), 0.01%(3)	617,813	617,813
Total Short Term Investment Fund
(Cost $617,813)		$617,813

Total Investments – 101.6%
(Cost $7,463,851)		$7,578,424
Liabilities less Other Assets – (1.6%)		(119,277)
NET ASSETS – 100.0%		$7,459,147

(1)	Variable rate security. Security issued at a fixed coupon rate, which converts to a variable rate at a future date. Rate shown is the rate in effect as of May 31, 2021.
(2)	Perpetual bond. Maturity date represents next call date.
(3)	7-day current yield as of May 31, 2021 is disclosed.

EXPLANATION OF ABBREVIATIONS AND ACRONYMS USED THROUGHOUT THE SCHEDULE OF INVESTMENTS:

5Y - 5 Year

B.V. - Besloten Vennootschap (Dutch: Private Limited Liability Company)

CMT - Constant Maturity

LLC - Limited Liability Company

PJSC - Public Joint Stock Company

PLC - Public Limited Company

S.A. - Société Anonyme (French: Public Limited Company)

S.A.B. de C.V. - Sociedad Anónima Bursátil de Capital Variable (Spanish: Variable Stock Corporation)

Percentages shown are based on Net Assets.

At May 31, 2021, the Fund had open futures contracts as follows:

TYPE	NO. OF CONTRACTS	NOTIONAL AMOUNT	CONTRACT POSITION	CONTRACT EXP.	UNREALIZED APP/(DEP)(1)
10-Year U.S. Treasury Note	(2)	$(263,875)	Short	9/21	$281

(1)	Includes cumulative appreciation/depreciation on futures contracts. Only the current day’s variation margin is reported within the Statements of Assets and Liabilities. Variation margin is reported as Due from broker within the Statement of Asset and Liabilities

At May 31, 2021, the credit quality distribution (unaudited) for the Fund as a percentage of investments including cash was:

QUALITY DISTRIBUTION*	% OF INVESTMENTS
Cash Equivalents	8.1%
BBB	5.7
BB	53.1
B	33.1
Total	100.0%

*	Credit quality ratings are based on the conservative average of Moody’s, S&P Global and Fitch ratings. If ratings from all three rating agencies disagree, the model assigns the middle rating to the security. If two of the three agree, the model assigns the rating from those two to the security. If none of these three rating agencies has assigned a rating, the Fund will assign a rating of not rated. The ratings, expressed in S&P Global’s nomenclature, range from AAA (extremely strong capacity to meet its financial commitment) to D (in default). Short-term ratings, expressed in S&P Global’s nomenclature, range from A-1 (obligor’s capacity to meet its financial commitment on the obligation is strong) to D (in default). The ratings represent the rating agencies’ opinions of the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality.

See Notes to the Financial Statements.

SCHEDULE OF INVESTMENTS

RIMROCK EMERGING MARKETS CORPORATE CREDIT FUND	MAY 31, 2021

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 - Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 - Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 - Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuations of the Fund’s investments by the above fair value hierarchy as of May 31, 2021:

INVESTMENTS	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Corporate Bonds(1)	$—	$6,960,611	$—	$6,960,611
Short Term Investment Fund	617,813	—	—	617,813
Total Investments	$617,813	$6,960,611	$—	$7,578,424
OTHER FINANCIAL INSTRUMENTS
Assets
Futures Contracts	$281	$—	$—	$281

(1)	Classifications as defined in the Schedule of Investments.

See Notes to the Financial Statements.

RIMROCK FUNDS TRUST

NOTES TO THE FINANCIAL STATEMENTS

1. ORGANIZATION

Rimrock Funds Trust (the “Trust”) is an open-end management investment company that was established as a Delaware statutory trust pursuant to a Certificate of Trust dated August 2, 2018. The Trust’s Agreement and Declaration of Trust permits the Trust to offer separate series (“portfolios”) of units of beneficial interest (“shares”) and separate classes of portfolios. The Trust includes two funds, each with its own investment objective. The Rimrock Core Bond Fund and Rimrock Emerging Markets Corporate Credit Fund (each a “Fund”, and collectively, the “Funds”) currently offer one class of shares and are separate series of the Trust. Each of the Funds’ financial statements are presented herein. On September 28, 2020, the Trust launched the Rimrock Emerging Markets Corporate Credit Fund. The Funds are classified as “diversified” investment companies under the Investment Company Act of 1940, as amended (the “1940 Act”). The Funds follow accounting and reporting guidance under Financial Accounting Standards Codification Topic 946, “Financial Services – Investment Companies.”

Rimrock Capital Management, LLC (the “Adviser” or “Rimrock Capital”) serves as investment manager to the Funds. The Northern Trust Company (the “Administrator”) serves as the administrator, transfer agent, fund accountant, and custodian for the Funds. Foreside Financial Services, LLC is the distributor of the shares of the Funds (the “Distributor”).

2. SIGNIFICANT ACCOUNTING POLICIES

The significant accounting policies adopted and consistently followed in the preparation of the Funds’ financial statements are set out below:

A) BASIS OF PREPARATION The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

B) USE OF ESTIMATES The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements as well as the reported amounts of revenues generated and expenses incurred during the reporting period. Actual results could differ from these estimates. These financial statements contain all adjustments which are, in the opinion of management of the Trust, necessary to portray a fair statement of the period presented. Such adjustments are normal and recurring in nature. Valuation models used to determine the fair value of unlisted derivative instruments require the use of a number of market-based assumptions.

C) DETERMINATION OF THE NET ASSET VALUE The net asset value (“NAV”) of the Funds’ shares is calculated at the close of regular trading (normally 4:00 p.m. Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open for regular trading.

D) INVESTMENT VALUATION The Funds’ portfolio securities are valued at market value based on independent third party pricing. Securities for which quotations are not available are valued at fair value as determined in good faith by the Adviser, subject to the review and supervision of the Board of Trustees of the Trust (the “Board”). Circumstances in which securities may be fair valued include periods when trading in a security is suspended, the exchange or market on which a security trades closes early, the trading volume in a security is limited, corporate actions and announcements take place, or regulatory news is released such as governmental approvals. In addition, the Funds’ Fair Value Committee, in its discretion, may make adjustments to the prices of securities held by the Funds if an event occurs after the publication of market values normally used by the Funds but before the time as of which the Funds calculate their NAV, depending on the nature and significance of the event, consistent with applicable regulatory guidance and the Trust’s fair value procedures. The use of fair valuation involves the risk that the values used by the Funds to price their investments may be higher or lower than the values used by other unaffiliated investment companies and investors to price the same investments. Over-the-counter securities not reported in the NASDAQ National Market System are also generally valued at the most recent quoted bid price. Fixed income securities, however, may be valued on the basis of evaluated prices provided by the Funds’ approved independent third-party pricing services when such prices are believed to reflect the fair value of such securities or broker provided prices. Such prices may be determined by taking into account other similar securities’ prices, yields, maturities, call features, ratings, prepayment speeds, credit risks, cash flows, institutional size trading in similar groups of securities and developments related to specific securities. Foreign fixed income securities, however, may be valued based on evaluated prices provided by independent pricing services when such prices are believed to reflect the fair value of such securities. The values of securities of foreign issuers are generally based upon market quotations, which depending upon local convention or regulation, may be the last sale price, the last bid price or the mean between the last bid and asked price as of, in each case, the close of the appropriate exchange or other designated time. Shares of open-end investment companies, other than exchange traded funds, are valued at their NAV. Exchange-traded financial futures and options are valued at the settlement price as established by the exchange on which they are traded.

E) INVESTMENT TRANSACTIONS, INCOME AND EXPENSES Investment transactions are recorded at the trade date. The Funds determine the gain or loss realized from investment transactions using an identified cost basis method. Interest income is recognized on an accrual basis and includes the amortization of premiums and the accretion of discounts using the effective yield method. Dividend income is recognized on the ex-dividend date. Dividends from foreign securities are recorded on the ex-dividend date, or as soon as such information is available and known to management. Expenses are recorded on an accrual basis. Each Fund is charged for those expenses that are directly attributable to the Funds.

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MAY 31, 2021

F) INDEMNIFICATIONS Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that provide general indemnifications to other parties.

G) ORGANIZATION AND OFFERING COSTS Organization costs are expensed as incurred. Offering costs are amortized for a period of twelve months upon inception of the Funds.

H) WHEN-ISSUED/DELAYED DELIVERY SECURITIES The Funds may purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Funds enter into the commitment to purchase a security, the transaction is recorded and the value of the commitment is reflected in the NAV. The value of the commitment may vary with market fluctuations. No interest accrues to a Fund until settlement takes place. At the time a Fund enters into this type of transaction, it is required to segregate collateral of cash or liquid assets having a fair value at least equal to the amount of the commitment. A Fund identifies securities as segregated with a value that meets or exceeds the value of the commitments. When-issued securities at May 31, 2021, if any, are noted in the Schedules of Investments and in aggregate as Payable for when-issued securities, in the Statements of Assets and Liabilities.

I) FUTURES CONTRACTS The Funds invest in long or short exchange-traded futures contracts for hedging purposes, to increase total return (i.e., for speculative purposes) or to maintain liquidity to meet potential shareholder redemptions, to invest cash balances or dividends or to minimize trading costs. When used as a hedge, a Fund may sell a futures contract in order to offset a decrease in the fair value of its portfolio securities that might otherwise result from a market decline. A Fund may do so either to hedge the value of its portfolio securities as a whole, or to protect against declines occurring prior to sales of securities in the value of the securities to be sold. Conversely, a Fund may purchase a futures contract as a hedge in anticipation of purchases of securities. In addition, a Fund may utilize futures contracts in anticipation of changes in the composition of its portfolio holdings. A Fund bears the market risk arising from changes in the value of these financial instruments. At the time a Fund enters into a futures contract, it is generally required to make a margin deposit with the custodian of a specified amount of liquid assets. Futures are marked-to-market each day with the change in value reflected in the unrealized gains or losses. Risk may arise as a result of the potential inability of the counterparties to meet the terms of their contracts. Credit risk is mitigated to the extent that the exchange on which a particular futures contract is traded assumes the risk of a counterparty defaulting on its obligations under the contract. The Statements of Operations include any realized gains or losses on closed futures contracts in Net realized gains (losses) on futures contracts, and any unrealized gains or losses on open futures contracts in Net change in unrealized appreciation (depreciation) on futures contracts. The contract position and investment strategy utilized during the fiscal year ended May 31, 2021, was as follows:

	CONTRACT POSITION	INVESTMENT STRATEGY
Rimrock Core Bond Fund	Long	Duration Management
Rimrock Emerging Markets Corporate Credit Fund	Short	Duration Management

3. INVESTMENT TYPES

The Funds may utilize the following types of investments described below to execute their investment strategy to the extent permitted by the Funds’ investment policies.

CASH HOLDINGS

Each Fund sweeps uninvested cash daily into a money market fund as disclosed on the Schedules of Investments.

FIXED INCOME SECURITIES

The Funds may invest in fixed income securities. Fixed income securities consist primarily of debt obligations issued by governments, corporations, municipalities and other borrowers, but may also include structured securities that provide for participation interests in debt obligations. The market value of the fixed income securities in which the Funds invest will change in response to interest rate changes and other factors. During periods of falling interest rates, the value of outstanding fixed income securities generally rises. Conversely, during periods of rising interest rates, the value of such securities generally declines. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. Changes by recognized agencies in the rating of any fixed income security and in the ability of an issuer to make payments of interest and principal also affect the value of these investments. Changes in the value of these securities will not necessarily affect cash income derived from these securities, but will affect the Funds’ NAVs. Securities held by the Funds that are guaranteed by the U.S. Government, its agencies, or instrumentalities guarantee only the payment of principal and interest and do not guarantee the yield or value of the securities or the yield or value of the Funds’ shares. Further details on fixed income securities are disclosed in the Funds’ Statement of Additional Information (the “SAI”).

CORPORATE DEBT SECURITIES

The Funds may invest in corporate debt securities. The Funds’ investments in U.S. dollar or foreign currency-denominated corporate debt securities of domestic or foreign issuers are limited to corporate debt securities (corporate bonds, debentures, notes and other similar corporate debt instruments, including convertible securities) which meet the minimum ratings criteria set forth for the Funds, or, if unrated, are in the Adviser’s opinion comparable in quality to corporate debt securities in which the Funds may invest.

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NOTES TO THE FINANCIAL STATEMENTS continued

The rate of interest on a corporate debt security may be fixed, floating or variable, and may vary inversely with respect to a reference rate. The rate of return or return of principal on some debt obligations may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies. Debt securities may be acquired with warrants attached.

DERIVATIVES

The Funds may purchase and sell (write) both put options and call options on securities, swap agreements, recovery locks, securities indexes, commodity indexes and foreign currencies, and enter into interest rate, foreign currency, index and commodity futures contracts and purchase and sell options on such futures contracts (“futures options”) for hedging purposes to seek to replicate the composition and performance of a particular index, or as part of their overall investment strategies. The Funds also may enter into swap agreements with respect to interest rates, commodities, and indexes of securities or commodities, and to the extent it may invest in foreign currency denominated securities, may enter into swap agreements with respect to foreign currencies.

The value of some derivative instruments in which the Fund invests may be particularly sensitive to changes in prevailing interest rates, and, like the other investments of the Funds, the ability of the Funds to successfully utilize these instruments may depend in part upon the ability of the Adviser to forecast interest rates and other economic factors correctly. If the Adviser incorrectly forecasts such factors and has taken positions in derivative instruments contrary to prevailing market trends, the Funds could be exposed to additional, unforeseen risks, including the risk of loss.

The Funds might not employ any of the strategies described herein, and no assurance can be given that any strategy used will succeed. If the Adviser incorrectly forecasts interest rates, market values or other economic factors in using a derivatives strategy for the Funds, the Funds might have been in a better position if it had not entered into the transaction at all. Also, suitable derivative transactions may not be available in all circumstances. The use of these strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of related investments. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments or otherwise. This is due, in part, to the possible inability of the Funds to purchase or sell a portfolio security at a time that otherwise would be favorable or the possible need to sell a portfolio security at a disadvantageous time because the Fund is required to maintain asset coverage or offsetting positions in connection with transactions in derivative instruments and the possible inability of the Fund to close out or to liquidate its derivatives positions. In addition, the Funds’ use of such instruments may cause the Funds to realize higher amounts of short-term capital gains (generally taxed upon distribution at ordinary income tax rates) than if it had not used such instruments. For funds that gain exposure to an asset class using derivative instruments backed by a collateral portfolio of Fixed Income Instruments, changes in the value of the Fixed Income Instruments may result in greater or lesser exposure to that asset class than would have resulted from a direct investment in securities comprising that asset class.

Participation in the markets for derivative instruments involves investment risks and transaction costs to which the Funds may not be subject absent the use of these strategies. The skills needed to successfully execute derivative strategies may be different from those needed for other types of transactions. If the Funds incorrectly forecasts the value and/or creditworthiness of securities, currencies, interest rates, counterparties or other economic factors involved in a derivative transaction, the Funds might have been in a better position if the Funds had not entered into such derivative transaction. In evaluating the risks and contractual obligations associated with particular derivative instruments, it is important to consider that certain derivative transactions may be modified or terminated only by mutual consent of the Funds and its counterparty and certain derivative transactions may be terminated by the counterparty or the Funds, as the case may be, upon the occurrence of certain Fund-related or counterparty-related events, which may result in losses or gains to the Funds based on the market value of the derivative transactions entered into between the Fund and the counterparty. In addition, such early terminations may result in taxable events and accelerate gain or loss recognition for tax purposes. It may not be possible for the Funds to modify, terminate, or offset the Funds’ obligations or the Funds’ exposure to the risks associated with a derivative transaction prior to its termination or maturity date, which may create a possibility of increased volatility and/or decreased liquidity to the Funds. Upon the expiration or termination of a particular contract, the Funds may wish to retain the Funds’ position in the derivative instrument by entering into a similar contract, but may be unable to do so if the counterparty to the original contract is unwilling to enter into the new contract and no other appropriate counterparty can be found, which could cause the Funds not to be able to maintain certain desired investment exposures or not to be able to hedge other investment positions or risks, which could cause losses to the Funds. Furthermore, after such an expiration or termination of a particular contract, the Funds may have fewer counterparties with which to engage in additional derivative transactions, which could lead to potentially greater counterparty risk exposure to one or more counterparties and which could increase the cost of entering into certain derivatives. In such cases, the Funds may lose money.

RIMROCK FUNDS TRUST

MAY 31, 2021

The Funds may engage in investment strategies, including the use of derivatives, to, among other things, seek to generate current, distributable income, even if such strategies could potentially result in declines in the Funds’ net asset value. The Funds’ income and gain-generating strategies, including certain derivatives strategies, may generate current income and gains taxable as ordinary income sufficient to support distributions, even in situations when the Funds has experienced a decline in net assets due to, for example, adverse changes in the broad U.S. or foreign securities markets or the Funds’ portfolio of investments, or arising from its use of derivatives. Consequently, Funds shareholders may receive distributions subject to tax at ordinary income rates at a time when their investment in the Funds has declined in value, which may be economically similar to a taxable return of capital. See Note 11 for further details on Derivatives.

HIGH YIELD SECURITIES (“JUNK BONDS”) AND SECURITIES OF DISTRESSED COMPANIES

Investments in securities rated below investment grade that are eligible for purchase are described as “speculative” by Moody’s Investors Service, Inc. (“Moody’s”), Standard & Poor’s Ratings Services (“S&P”), and Fitch, Inc. (“Fitch”). Investment in lower rated corporate debt securities (“high yield securities” or “junk bonds”) and securities of distressed companies generally provides greater income and increased opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility and principal and income risk. Securities of distressed companies include both debt and equity securities. High yield securities and debt securities of distressed companies are regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments. Issuers of high yield and distressed company securities may be involved in restructurings or bankruptcy proceedings that may not be successful. Analysis of the creditworthiness of issuers of debt securities that are high yield or debt securities of distressed companies may be more complex than for issuers of higher quality debt securities.

High yield securities and debt securities of distressed companies may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of these securities have been found to be less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic downturns or individual corporate developments. The Adviser seeks to reduce these risks through diversification, credit analysis and attention to current developments and trends in both the economy and financial markets.

High yield and distressed company securities may not be listed on any exchange and a secondary market for such securities may be comparatively illiquid relative to markets for other more liquid fixed income securities. Consequently, transactions in high yield and distressed company securities may involve greater costs than transactions in more actively traded securities, which could adversely affect the price at which the Funds could sell a high yield or distressed company security, and could adversely affect the daily NAVs of the shares.

The use of credit ratings as the sole method of evaluating high yield securities and debt securities of distressed companies can involve certain risks. For example, credit ratings evaluate the safety of principal and interest payments of a debt security, not the market value risk of a security. Also, credit rating agencies may fail to change credit ratings in a timely fashion to reflect events since the security was last rated. The Adviser does not rely solely on credit ratings when selecting debt securities for the Funds, and develops its own independent analysis of issuer credit quality. If a credit rating agency changes the rating of a debt security held by the Funds, the Funds may retain the security if the Adviser deems it in the best interest of shareholders.

MONEY MARKET INSTRUMENTS

The Funds may invest in money market instruments. These instruments include, but are not limited to U.S. Government Securities, Bank Obligations, Eurodollar Certificates of Deposit, Obligations of Savings Institutions, Fully Insured Certificates of Deposit, Commercial Paper, Money Market Mutual Funds, and Other Short-Term Obligations.

MORTGAGE-RELATED AND OTHER ASSET-BACKED SECURITIES

The Funds may invest in mortgage-related securities and asset-backed securities including mortgage pass-through securities, agency mortgage-related securities, privately issued mortgage-related securities, collateralized mortgage obligations, commercial mortgage-backed securities, other mortgage-related securities, adjustable rate mortgage-backed securities, stripped mortgage- backed securities and asset-backed securities. Mortgage-related securities are interests in pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage banks, commercial banks and others. The Funds also may invest in debt securities which are secured with collateral consisting of mortgage-related securities. Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities.

The Funds may invest in each of collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”), other collateralized debt obligations (“CDOs”) and other similarly structured securities. CBOs, CLOs and other CDOs are types of asset-backed securities. A CBO is a trust which is often backed by a diversified pool of high risk, below investment grade fixed income securities. The collateral can be from many different types of fixed income securities such as high yield debt, residential privately issued mortgage-related securities, commercial privately issued mortgage-related securities, trust preferred securities and emerging market debt. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Other CDOs are trusts backed by other types of assets representing obligations of various parties. CBOs, CLOs and other CDOs may charge management fees and administrative expenses.

RIMROCK FUNDS TRUST

NOTES TO THE FINANCIAL STATEMENTS continued

The risks of an investment in a CBO, CLO or other CDO depend largely on the type of the collateral securities and the class of the instrument in which the Funds invest. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CBOs, CLOs and other CDOs may be characterized by the Funds as illiquid investments, however an active dealer market may exist for CBOs, CLOs and other CDOs allowing them to qualify for transactions under Rule 144A of The Securities Act of 1933, as amended (the “1933 Act”). In addition to the normal risks associated with fixed income securities discussed elsewhere in the Funds’ SAI and Prospectus (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the risk that the Funds may invest in CBOs, CLOs or other CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

STRIPPED MORTGAGE-BACKED SECURITIES (“SMBS”)

SMBS are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. For example, one class will receive all of the interest (the “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including pre-payments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the Funds’ yields to maturity from these securities. If the underlying mortgage assets experience greater than anticipated pre-payments of principal, the Funds may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories.

U.S. GOVERNMENT SECURITIES

The Funds may invest in U.S. Government securities. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies, or instrumentalities. The U.S. Government does not guarantee the NAV of the Funds’ shares. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA”), are supported by the full faith and credit of the United States; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); others, such as those of the Federal National Mortgage Association (“FNMA”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; and still others, such as securities issued by members of the Farm Credit System, are supported only by the credit of the agency, instrumentality or corporation. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.

VARIABLE AND FLOATING RATE SECURITIES

The Funds may invest in variable and floating rate securities. Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations must provide that interest rates are adjusted periodically based upon an interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular, and range from daily up to annually, or may be event based, such as based on a change in the prime rate.

The Funds may invest in floating rate debt instruments (“floaters”). The interest rate on a floater is a variable rate which is tied to another interest rate, such as a money-market index or Treasury bill rate. The interest rate on a floater resets periodically, typically monthly. While, because of the interest rate reset feature, floaters provide the Funds with a certain degree of protection against rises in interest rates, the Funds will participate in any declines in interest rates as well. The Funds also may invest in inverse floating rate debt instruments (“inverse floaters”). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floating rate security may exhibit greater price volatility than a fixed rate obligation of similar credit quality. To the extent permitted by the Funds’ investment objectives and general investment policies, the Funds may invest in residual interest bonds without limitation. The term “residual interest bonds” generally includes tender option bond trust residual interest certificates and instruments designed to receive residual interest payments or other excess cash flows from collateral pools once other interest holders and expenses have been paid.

RIMROCK FUNDS TRUST

MAY 31, 2021

4. PRINCIPAL RISKS

See below for a summary description of select principal risks. A discussion of the principal risks of investing in the Funds is included in the Funds’ prospectus and SAI.

DERIVATIVES RISK

The risk of investing in derivative instruments (such as options, futures, and swaps), including liquidity, interest rate, market, credit and management risks, as well as risks related to mispricing or complex valuation. Changes in the value of a derivative may not correlate perfectly with the underlying asset, reference rate, or index, and the Funds could lose more than the principal amount invested. These investments can create investment leverage and may create additional risks that may subject the Funds to greater volatility and less liquidity than investments in more traditional securities. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty will not fulfill its contractual obligations to the Funds, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. For derivatives traded on an exchange or required to be cleared by a regulated clearinghouse, credit risk resides with the Funds’ clearing broker or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. Changes in regulations relating to a mutual fund’s use of derivatives could potentially limit or impact the Fund’s ability to invest in derivatives, limit the Fund’s ability to employ certain strategies that use derivatives, and/or adversely affect the value of derivatives and the Fund’s performance.

FIXED INCOME SECURITIES RISK

Call Risk – The risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons, including if there are declining interest rates. If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities or securities with greater credit risks.

Credit Risk – The risk that an issuer of a fixed income security is unable or unwilling to pay its obligations to the Fund when they are due. As a result, the Fund’s income might be reduced, the value of the Fund’s investment might decrease, and/or the Fund could lose the entire amount of its investment.

Extension Risk – The risk that if interest rates rise, prepayments of principal on certain debt securities, including, but not limited to, floating rate loans and mortgage-backed securities, may occur at a slower rate than expected and the expected maturity of those securities could lengthen as a result. Securities that are subject to extension risk generally have a greater potential for loss when prevailing interest rates rise, which could cause their value to fall sharply.

Interest Rate Risk – The risk that fixed income securities will decline in value because of an increase in interest rates. A fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

MARKET RISK

The risk that the value of a security may move up and down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industry or sector of the economy, or the market as a whole. Additionally, the prices of securities in which the Fund invests are affected by the economy. The value of the Fund’s investments may decline in tandem with a drop in the overall value of the stock or bond markets based on negative developments in the U.S. and global economies.

LIQUIDITY RISK

The risk that the lack of an active market or restrictions on resale may limit the ability of the Fund to sell a security at an advantageous time or price. In addition, the Fund may hold a position in a security that is large relative to the typical trading volume for that security, which can make it difficult for the Fund to dispose of the position at an advantageous time or price. Although the Fund is normally able to sell loans within seven days, a substantial portion of the loans held by the Fund will also experience delayed settlement beyond that period, which can impair the ability of the Fund to pay redemptions or to reinvest proceeds, or may require the Fund to borrow to meet redemptions. Over recent years, the fixed income markets have grown more than the ability of dealers to make markets, which can further constrain liquidity and increase the volatility of portfolio valuations. High levels of redemptions in bond funds in response to market conditions could cause greater losses as a result. Regulations (e.g., the Volcker Rule) may further constrain the ability of market participants to create liquidity, particularly in times of increased market volatility. The liquidity of the Fund’s assets may change over time.

5. FAIR VALUE MEASUREMENTS

U.S. GAAP includes a topic which defines fair value as the price that the Funds would receive upon selling an investment in an orderly and timely transaction to a market participant in the principal or most advantageous market of the investment. This topic establishes a three-tier hierarchy to maximize the use of observable market data, minimize the use of unobservable inputs and establish classification of fair value measurements for disclosure purposes. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability including assumptions about risk. Such risks include the inherent risk in a particular valuation technique which is used to measure fair value.

RIMROCK FUNDS TRUST

NOTES TO THE FINANCIAL STATEMENTS continued

Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability, developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

Level 1 – Inputs using unadjusted quoted prices in active markets or exchanges for identical assets and liabilities.

Level 2 – Significant observable inputs other than those used in Level 1, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment rates, loss severities, credit risks and default rates) or other market corroborated inputs.

Level 3 – Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their discretion that are used in determining the fair market value of investments.

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. Government agency securities,

U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally priced using data reflecting the earlier closing of the principal markets for those securities, subject to possible fair value adjustments. Information that becomes known to a Fund or its agents after NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or NAV determined earlier that day.

Portfolio securities and other assets for which market quotations are readily available are valued at market value. Market values for securities and other instruments are generally determined on the basis of closing prices or the last reported sales prices on an exchange or other market, or if no sales are reported, based on quotes or other market information obtained from a quotation reporting system, established market makers, or pricing services. To the extent these securities are actively traded and valuation adjustments are not applied, they are typically categorized as Level 1 of the fair value hierarchy. Domestic and foreign debt securities where the close of trading does not coincide with the NYSE Close and non-exchange traded derivatives are normally valued on the basis of quotes obtained from brokers and dealers or pricing services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from independent pricing services are based on information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Securities using these valuation adjustments are typically categorized as Level 2 of the fair value hierarchy.

With respect to any portion of the Funds’ assets that are invested in one or more open-ended investment management companies, the Funds’ NAV will be calculated based upon the NAVs of such investments. The prospectuses for these open-end investment management companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing. Investments in privately held investment funds will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy.

Short-term investments having a maturity of 60 days or less and sufficient credit quality are generally valued at amortized cost which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.

Investments and derivatives classified within Level 3 have significant unobservable inputs, as they trade infrequently or not at all. Level 3 instruments may include private equity and real estate investments, certain loan agreements, less-liquid corporate debt securities (including distressed debt instruments) and certain collateralized debt obligations. Also included in this category are options, government and sovereign obligations, government agency securities and corporate bonds for which independent broker prices are used and information relating to the inputs of the price models is currently unavailable.

6. REVERSE REPURCHASE AGREEMENTS

The Funds may enter into reverse repurchase agreements. In a reverse repurchase agreement, a Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. The Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Fund to counter- parties are reflected as a liability on the Statements of Assets and Liabilities. Interest payments made by the Fund to counterparties are recorded as a component of interest expense on the Statements of Operations. The reverse repurchase agreements on the Statement of Assets and Liabilities are recorded at their contractual amount, which approximates their fair value based on level 2 inputs in the fair value hierarchy. For the period ended May 31, 2021, there were interest payments made of $205 and $0 by the Rimrock Core Bond Fund and the Rimrock Emerging Markets Corporate Credit Fund, respectively. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund.

RIMROCK FUNDS TRUST

MAY 31, 2021

The following is a summary by counterparty of the market value of reverse repurchase agreements and collateral pledged as of May 31, 2021:

Rimrock Core Bond Fund
Counterparty	MATURITY DATE	PAYABLE FOR REVERSE REPURCHASE AGREEMENTS	COLLATERAL PLEDGED
UBS	6/4/2021	$155,744	$176,788
Total		$155,744	$176,788

Securities with an aggregate market value of $176,788 have been pledged as collateral in respect of reverse repurchase agreements as of May 31, 2021. The contractual maturity of reverse repurchase agreements is overnight and continuous; these reverse repurchase agreements are collateralized by specific securities and are flagged in the Schedule of Investments. The actual collateral exceeds the market values of the reverse repurchase agreements.

For the twenty-five days that reverse repurchase agreements were outstanding during the year ended May 31, 2021, the average amount outstanding was $191,225.

The Funds may enter into transactions subject to enforceable netting agreements or other similar arrangements (“netting agreements”). Generally, netting agreements allow the Funds to offset any exposure to a specific counterparty with any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, the Funds manage their cash collateral and securities collateral on a counterparty basis. No amounts have been offset in the Statements of Assets and Liabilities.

Rimrock Core Bond Fund
		GROSS AMOUNTS OFFSET	NET AMOUNTS OF LIABILITES
Counterparty	GROSS AMOUNTS OF LIABILITIES	IN THE STATEMENT OF FINANCIAL POSITION	PRESENTED IN THE STATEMENT OF ASSETS AND LIABILITIES	COLLATERAL PAID*	NET EXPORSURE
UBS	$155,744	$ —	$155,744	$(155,744)	$ —
Total	$155,744	$ —	$155,744	$(155,744)	$ —

*Actual collateral received or pledged, if any, may be more than disclosed in the table above.

7. CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for the period ended May 31, 2021, were as follows:

Fund	SHARES SOLD	PROCEEDS FROM SHARES SOLD	SHARES FROM REINVESTED DIISTRIBUTIONS	PROCEEDS FROM REINVESTMENTS OF DIVIDENDS	SHARES REDEEMED	PAYMENTS FOR SHARES REDEEMED	NET INCREASE (DECREASE) IN SHARES	NET INCREASE (DECREASE) IN NET ASSETS
Rimrock Core Bond Fund	53,019	$ 548,000	20,575	$213,180	(21,469)	$ (222,339)	52,125	$ 538,841
Rimrock Emerging Markets Corporate Credit Fund	880,302	8,898,470	19,093	201,297	(196,657)	(2,000,000)	702,738	7,099,767

Transactions in capital shares for the period from June 28, 2019 (commencement of operations date), to May 31, 2020, were as follows:

Fund	SHARES SOLD	PROCEEDS FROM SHARES SOLD	SHARES FROM REINVESTED DIISTRIBUTIONS	PROCEEDS FROM REINVESTMENTS OF DIVIDENDS	SHARES REDEEMED	PAYMENTS FOR SHARES REDEEMED	NET INCREASE (DECREASE) IN SHARES	NET INCREASE (DECREASE) IN NET ASSETS
Rimrock Core Bond Fund	524,233	$5,238,000	17,302	$175,987	—	$ —	541,535	$5,413,987

8. INVESTMENT TRANSACTIONS

At May 31, 2021, the aggregate costs of purchases and proceeds from sale of securities, excluding short-term investments and derivatives, if any, were as follows:

	PURCHASES		SALES
Fund	U.S. GOVERNMENT	OTHER	U.S. GOVERNMENT	OTHER
Rimrock Core Bond Fund	$2,328,803	$1,628,189	$1,942,126	$1,595,806
Rimrock Emerging Markets Corporate Credit Fund	$ —	$13,168,850	$ —	$6,857,098

RIMROCK FUNDS TRUST

NOTES TO THE FINANCIAL STATEMENTS continued

At May 31, 2021, for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, net unrealized appreciation (depreciation) on investments (including the effects of foreign currency translation and derivative instruments, if any) and the cost basis of investments (including derivative instruments, if any) were as follows:

			NET	COST
	UNREALIZED	UNREALIZED	APPRECIATION	BASIS OF
Fund	APPRECIATION	DEPRECIATION	(DEPRECIATION)	INVESTMENTS
Rimrock Core Bond Fund	$193,439	$(43,376)	$150,063	$6,192,706
Rimrock Emerging Markets Corporate Credit Fund	151,021	(36,448)	114,573	7,467,175

9. FEDERAL INCOME TAXES

No provision for U.S. federal income taxes has been made since the Funds’ policy is to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute, each year, substantially all of their taxable income and capital gains to their shareholders.

For financial reporting purposes the Funds may periodically make reclassifications among components of capital accounts to reflect permanent differences between U.S. GAAP and taxable income. The reclassifications have no impact on the net assets of the Funds. During the year, revisions were also made to previously determined taxable income amounts. As a result, the following reclassifications were made to the Statements of Assets and Liabilities at May 31, 2021:

Fund	UNDISTRIBUTED EARNINGS	PAID IN CAPITAL
Rimrock Core Bond Fund	$(21,140)	$21,140

For the period from November 1, 2020, through May 31, 2021, the Rimrock Core Bond Fund incurred net capital losses and/or late year ordinary losses, of $9,761, for which the Fund intends to treat as having been incurred in the following fiscal year.

As of May 31, 2021, there were no capital loss carryforwards for U.S. federal income tax purposes.

As of May 31, 2021, the components of distributable taxable earnings, including temporary differences, were as follows:

Fund	UNDISTRIBUTED ORDINARY INCOME	UNDISTRIBUTED LONG-TERM CAPITAL GAINS	ACCUMULATED EARNINGS	DISTRIBUTIONS PAYABLE	ACCUMULATED CAPITAL AND OTHER LOSSES	UNREALIZED APPRECIATION (DEPRECIATION)	TOTAL ACCUMULATED EARNINGS (DEFICIT)
Rimrock Core Bond Fund	$ 20,151	$2,188	$ 22,339	$ —	$(9,761)	$150,063	$ 162,641
Rimrock Emerging Markets Corporate Credit Fund	245,602	293	245,895	(1,088)	—	114,573	359,380

The taxable character of distributions paid during the fiscal year ended May 31, 2021, were as follows:

	DISTRIBUTIONS FROM
Fund	ORDINARY INCOME	LONG-TERM CAPITAL GAIN	RETURN OF CAPITAL
Rimrock Core Bond Fund	$207,014	$6,265	$—
Rimrock Emerging Markets Corporate Credit Fund	207,847	—	—

The taxable character of distributions paid during the fiscal year ended May 31, 2020, were as follows:

	DISTRIBUTIONS FROM
Fund	ORDINARY INCOME	LONG-TERM CAPITAL GAIN	RETURN OF CAPITAL
Rimrock Core Bond Fund	$154,993	$—	$21,140

10. DISTRIBUTIONS TO SHAREHOLDERS

The Funds intend to declare and pay dividends from net investment income monthly. The Funds intend to make distributions of capital gains, if any, at least annually, usually in December. Dividends and distributions are reinvested in additional shares unless otherwise indicated.

Distributions of net realized capital gains, if any, are declared and paid at least annually. The Funds may also make special distributions to comply with federal tax requirements. Income dividends and capital gains distributions determined in accordance with federal income tax regulations may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may change the fiscal period in which income and capital items are recognized for tax and U.S. GAAP purposes. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of foreign currency transactions and swap transactions. As a result, income dividends and capital gain distributions declared during a fiscal period for federal tax purposes may differ significantly from the net investment income and realized capital gain reported on the Funds’ financial statements presented under U.S. GAAP. In general, to the extent that any differences which are permanent in nature result in over distributions to shareholders, the amount of the over distribution may be reported as return of capital. Temporary differences do not require reclassification. See note 8 for further details.

RIMROCK FUNDS TRUST

MAY 31, 2021

11. DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES

FASB ASC Topic 815-10 (“Topic 815-10”), Disclosures about Derivative Instruments and Hedging Activities, improves financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Funds use derivative instruments, how these derivative instruments are accounted for and their effects on the Funds’ financial position and results of operations.

None of the derivatives held in the Funds have been designated as hedging instruments under Topic 815-10. A discussion of the strategies for these derivatives and their counterparty credit risk can be found below.

In accordance with Topic 815-10, the Funds record trading related derivative activities on a fair value basis (as described in Note 4). Fair values represent the amount at which the instrument could be exchanged in a current transaction between willing parties, other than in a forced or liquidation sale.

The following disclosures contain information on how and why the Funds used derivative financial instruments; the credit-risk-related contingent features in certain derivative financial instruments; and how derivative financial instruments affected the Funds’ financial position, results of operations and cash flows. The location and fair value of these instruments on the Statement of Assets and Liabilities and the realized, and changes in unrealized, gains and losses on the Statement of Operations, are included in tables following each Funds’ Schedule of Investments and are categorized by type of financial derivative contract.

A) FUTURES CONTRACTS

Futures contracts obligate the buyer to take and the seller to make delivery at a future date of a specified quantity of a financial instrument or an amount of cash based on the value of securities indices, commodities or the fair value in U.S. dollars of a foreign currency.

The Funds’ participation in the futures markets involves certain risks, including the imperfect correlation between movements in the price of the futures contracts and movements in the price of the underlying securities. Risks may arise from the potential inability of a counterparty to meet the terms of the contract.

Credit risk is mitigated to the extent that the exchange on which a particular futures contract is traded assumes the risk of a counter-party defaulting on its obligations under the contract.

When the Funds purchase or sell a futures contract, it is required to deposit with its custodian an amount of cash, U.S. Treasury bills, or other permissible collateral equal to a small percentage of the amount of the futures contract. This amount is known as initial margin. Initial margin requirements are established by the exchanges on which futures contracts trade and may, from time to time, change. The nature of initial margin is different from that of margin in security transactions in that it does not involve borrowing money to finance transactions. Rather, initial margin is similar to a performance bond or good faith deposit that is returned to the Funds upon termination of the contract, assuming the Funds satisfy its contractual obligations. In addition, brokers may establish margin deposit requirements in excess of those required by the exchanges.

Subsequent payments to and from the broker occur on a daily basis in a process known as marking to market. These payments are called variation margin and are made as the value of the underlying futures contract fluctuates. For example, when the Funds sell a futures contract and the price of the underlying index rises above the delivery price, the Funds’ position declines in value. The Funds then pay the broker a variation margin payment equal to the difference between the delivery price of the futures contract and the value of the index underlying the futures contract. Conversely, if the price of the underlying index falls below the delivery price of the contract, the Funds’ futures position increases in value. The broker then must make a variation margin payment equal to the difference between the delivery price of the futures contract and the value of the index underlying the futures contract.

When the Funds terminate a position in a futures contract, a final determination of variation margin is made, additional cash is paid by or to the Funds, and the Funds realize a loss or a gain. Such closing transactions involve additional commission costs.

During the year ended May 31, 2021, the Rimrock Core Bond Fund and the Rimrock Emerging Markets Corporate Credit Fund had a realized gain/(loss) of $12,902 and $207, and change in unrealized appreciation/(depreciation) of $(2,359) and $281, respectively, related to interest rate futures contracts on the Statement of Operations.

During the year ended May 31, 2021, the Rimrock Core Bond Fund and the Rimrock Emerging Markets Corporate Credit Fund had average quarterly contract notional exposures of $211,070 and $265,156, respectively, related to futures contracts.

RIMROCK FUNDS TRUST

NOTES TO THE FINANCIAL STATEMENTS continued

12. RELATED PARTIES

INVESTMENT ADVISORY FEES

The Funds have an Investment Advisory Agreement (the “Advisory Agreement”) with the Adviser with whom certain officers and trustees of the Fund are affiliated, to furnish investment management services to the Funds. Under the terms of the Advisory Agreement, the Funds pay annual advisory fees of 0.30% and 0.35% of the Fund’s average daily net assets for the Rimrock Core Bond Fund and the Rimrock Emerging Markets Corporate Credit Fund, respectively.

The Adviser has contractually agreed to waive fees and reimburse expenses to the extent necessary to keep each Fund’s total annual operating expenses (excluding interest, taxes, brokerage commissions and other costs and expenses relating to the securities that are purchased and sold by the Funds, acquired fund fees and expenses, other expenditures which are capitalized in accordance with generally accepted accounting principles, and other non-routine expenses not incurred in the ordinary course of Fund business (collectively, “excluded expenses”)) from exceeding 0.65% for the Rimrock Core Bond Fund and 0.70% for the Rimrock Emerging Markets Corporate Credit Fund of each Funds’ average daily net assets until September 28, 2022 (the “contractual expense limit”). In addition, the Adviser may receive from the Funds the difference between the total annual Fund operating expenses (other than excluded expenses) and the contractual expense limit to recoup all or a portion of its prior fee waivers or expense reimbursements made during the three-year period preceding the recoupment (less any reimbursement previously paid) if at any point total annual Fund operating expenses (other than excluded expenses) are below the contractual expense limit at the time of both (i) such fee waiver or reimbursement and (ii) the recoupment. This agreement may be terminated: (i) by the Board for any reason at any time; or (ii) by the Adviser, upon ninety days prior written notice to the Trust, effective as of the close of business on September 28, 2022. The total amounts subject to recovery in future fiscal years are show below:

Fund	2023	2024
Rimrock Core Bond Fund	$239,607	$192,515
Rimrock Emerging Markets Corporate Credit Fund	-	149,618

DISTRIBUTION AND SERVICING FEES

The Funds have adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act (“Distribution Plan”). Under the Distribution Plan, the Funds may pay the Distributor annual fees (“12b-1 fees”) of up to 0.25% of each Fund’s average daily net assets attributable to their capital shares in consideration for distribution and shareholder services and the assumption of related expenses.

CONCENTRATION OF OWNERSHIP

A significant portion of the Funds’ shares may be held in a limited number of shareholder accounts. To the extent that a shareholder or group of shareholders redeem a significant portion of the shares issued by the Funds, this could have a disruptive impact on the efficient implementation of the Funds’ investment strategies.

At May 31, 2021, the percentages of shares owned by the Adviser or Adviser-related shareholders issued by the Rimrock Core Bond Fund and the Rimrock Emerging Markets Corporate Credit Fund were approximately 92% and 78%, respectively.

13. NEW ACCOUNTING PRONOUNCEMENTS

In March 2020, the FASB issued Accounting Standards Update (ASU) 2020-04, Reference Rate Reform (Topic 848) “Facilitation of the Effects of Reference Rate Reform on Financial Reporting” (“ASU 2020-04”), which provides optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the LIBOR and other interbank-offered based reference rates as of the end of 2021. The new guidance is effective for certain reference rate-related con- tract modifications that occur during the period March 12, 2020 through December 31, 2022, and the adoption of ASU 2020-04 is elective. Management does not believe this update has a material impact on the Funds’ financial statements and disclosures.

14. LIBOR TRANSITION

Certain of the Funds’ investments, payment obligations, and financing terms may be based on floating rates such as LIBOR, Euro Interbank Offered Rate, and other similar types of reference rates (each, a “Reference Rate”). On July 27, 2017, the Chief Executive of the UK Financial Conduct Authority (“FCA”), which regulates LIBOR, announced that the FCA will no longer persuade nor compel banks to submit rates for the calculation of LIBOR and certain other Reference Rates after 2021. Such announcement indicates that the continuation of LIBOR and other Reference Rates on the current basis cannot and will not be guaranteed after 2021. The transition away from Reference Rates may lead to increased volatility and illiquidity in markets that are tied to such Reference Rates and reduced values of Reference Rate-related instruments. This announcement and any additional regulatory or market changes that occur as a result of the transition away from Reference Rates may have an adverse impact on the Funds’ investments, performance, or financial condition. In March 2020, the FASB issued ASU 2020-04, Reference Rate Reform. The amendments in ASU 2020-04 provide optional expedients and exceptions for applying U.S. GAAP to contracts, hedging relationships, and other transactions affected by reference rate reform if certain criteria are met. The standard is effective as of March 12, 2020, through December 31, 2022. The Funds did not utilize the optional expedients and exceptions provided by ASU 2020-04 during the period ended May 31, 2021.

RIMROCK FUNDS TRUST

MAY 31, 2021

15. OTHER RISKS

COVID-19, the novel respiratory disease also known as “coronavirus”, which was first detected in China in December 2019 and subsequently spread internationally, has resulted in closing borders, enhanced health screenings, healthcare service shortages, quarantines, cancelations, disruptions to supply chains and vendor and customer activity, as well as general concern and uncertainty. The impact of the COVID-19 outbreak could negatively affect the global economy, the economies of individual countries, and the financial performance of individual issuers, sectors, industries, asset classes, and markets in significant and unforeseen ways and may continue to do so in the future. Health crises caused by the coronavirus outbreak may exacerbate other pre-existing political, social and economic risks. The effects of the outbreak in developing or emerging market countries may be greater due to less established health care systems. The COVID-19 pandemic and its effects may be short term or may last for an extended period of time, and in either case could result in significant market volatility, exchange trading suspensions and closures, declines in global financial markets, higher default rates, and a substantial economic downturn or recession. The foregoing could impair the Funds’ ability to maintain operational standards (such as with respect to satisfying redemption requests), disrupt the operations of the Funds’ service providers, adversely affect the value and liquidity of the Funds’ investments, and negatively impact the Funds’ performance and your investment in a Fund.

16. SUBSEQUENT EVENTS

Management has evaluated subsequent events for the Funds through the date the financial statements were issued, and has concluded that there are no identified subsequent events relevant for financial statement adjustment or disclosure.

RIMROCK FUNDS TRUST

LIQUIDITY RISK MANAGEMENT PROGRAM	AS OF MAY 31, 2021 (UNAUDITED)

LIQUIDITY RISK MANAGEMENT PROGRAM REVIEW

Consistent with Rule 22e-4 under the Investment Company Act of 1940, as amended, the Trust has established a liquidity risk management program to govern its approach to managing liquidity risk (“Program”) for the Rimrock Core Bond Fund and the Rimrock Emerging Markets Corporate Credit Fund. The Program is overseen by the Liquidity Risk Management Committee (“LRMC”), a committee comprised of representatives of the Funds’ investment adviser.

The Adviser manages liquidity risks associated with the Fund’s investments by monitoring cash and cash equivalents, the use of derivatives, the concentration of investments and the appropriateness of portfolio strategies for open-end funds, and by classifying every fund investment as either highly liquid, moderately liquid, less liquid or illiquid on at least a monthly basis. To assist with the classification of Fund investments, the Adviser has contracted with a third party provider of liquidity monitoring services. The Adviser supplies portfolio-level data and certain assumptions to this provider which it uses to determine preliminary classifications. Once these preliminary classifications are received by the Adviser, the Adviser’s personnel review the information.

During the period covered by the report, there were no liquidity events that impacted the Funds or their respective ability to timely meet redemptions without dilution to existing shareholders. The LRMC has determined that the Program has operated adequately and effectively to manage the Funds’ liquidity risk during the fiscal year ended May 31, 2021.

RIMROCK FUNDS TRUST

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of Rimrock Funds Trust

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of the Rimrock Funds Trust (the “Funds”), comprising the Rimrock Core Bond Fund and Rimrock Emerging Markets Corporate Credit Fund , including the schedule of investments, as of May 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for the year then ended and for the period from June 28, 2019 through May 31, 2020, and the financial highlights for the year then ended and for the period from June 28, 2019 to May 31, 2020 for Rimrock Core Bond Fund; the related statement of operations, statement of changes in net assets and financial highlights for the period September 28, 2020 (commencement of operations) through May 31, 2021 for Rimrock Emerging Markets Corporate Credit Fund, and the related notes.

In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of Rimrock Core Bond Fund, as of May 31, 2021, and the results of its operations for the year then ended, the changes in its net assets for the year then ended and for the period from June 28, 2019 through May 31, 2020, , and the financial highlights for the year then ended and for the period from June 28, 2019 through May 31, 2020 in conformity with accounting principles generally accepted in the United States of America. Also, in our opinion, the financial statements and financial highlights presents fairly, in all material respects, the financial position of Rimrock Emerging Markets Corporate Credit Fund as of May 31, 2021, and the results of operations, changes in net assets, and financial highlights for the period from September 28, 2020 (commencement of operations) through May 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of May 31, 2021, by correspondence with the custodian, brokers, and agent banks; when replies were not received from brokers and agent banks, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Costa Mesa, California

July 23, 2021

We have served as the auditor of one or more Rimrock investment companies since 2019.

RIMROCK FUNDS TRUST

TAX INFORMATION	MAY 31, 2021 (UNAUDITED)

CAPITAL GAIN DISTRIBUTION — The following Fund made capital gain distributions in December 2020, and hereby designated these long-term capital gain distributions as follows (per share):

LONG-TERM CAPITAL GAIN
Rimrock Core Bond Fund	$ 0.011610
Rimrock Emerging Markets Corporate Credit Fund	0.000000

LONG-TERM CAPITAL GAIN — The following Funds designated the below amount as long-term capital gains, pursuant to Section 852 of the Internal Revenue Code, for the fiscal year ended May 31, 2021:

LONG-TERM CAPITAL GAI N
Rimrock Core Bond Fund	$2,188
Rimrock Emerging Markets Corporate Credit Fund	293

RIMROCK FUNDS TRUST

FUND EXPENSES	MAY 31, 2021 (UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, if any, including redemption fees on certain exchanges and redemptions in the Rimrock Funds; and (2) ongoing costs, including management fees and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, December 1, 2020 through May 31, 2021.

1. ACTUAL EXPENSES

The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid 12/1/2020 - 5/31/2021” to estimate the expenses you paid on your account during this period.

2. HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5 percent per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5 percent hypothetical example with the 5 percent hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees but shareholders of other funds may incur such costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Rimrock Core Bond Fund

		BEGINNING	ENDING	EXPENSES
		ACCOUNT	ACCOUNT	PAID**
	EXPENSE	VALUE	VALUE	12/1/2020-
SHARES	RATIO	12/1/2020	5/31/2021	5/31/2021
Actual	0.65%	$1,000.00	$1,007.30	$3.25
Hypothetical	0.65%	$1,000.00	$1,021.69	$3.28

Rimrock Emerging Markets Corporate Credit Fund

		BEGINNING	ENDING	EXPENSES
		ACCOUNT	ACCOUNT	PAID**
	EXPENSE	VALUE	VALUE	12/1/2020-
SHARES	RATIO	12/1/2020	5/31/2021	5/31/2021
Actual	0.70%	$1,000.00	$1,030.30	$3.54
Hypothetical	0.70%	$1,000.00	$1,021.44	$3.53

**	Expenses are calculated using the Fund’s annualized expense ratios, which represent ongoing expenses as a percentage of net assets for the six months ended May 31, 2021. Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 182/365.

RIMROCK FUNDS TRUST

ADVISORY AGREEMENT APPROVAL BOARD CONSIDERATIONS DISCLOSURE

Section 15 of the Investment Company Act of 1940 (the “1940 Act”) requires that the Investment Advisory Agreement (the “Agreement”) between Rimrock Funds Trust (the “Trust”) and Rimrock Capital Management LLC (the “Adviser”) with respect to the Rimrock Core Bond Fund (the “Core Bond Fund”) and the Rimrock Emerging Markets Corporate Credit Fund (the “Corporate Credit Fund”) (together the “Funds”) be approved by a majority of the Board of Trustees of the Trust (the “Board”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the 1940 Act (“Independent Trustees”). It is the duty of the Board to request as much information as is reasonably necessary to evaluate the terms of the Agreement to determine whether the Agreement is fair to each Fund and its shareholders. The Board considered and approved the renewal of the Agreement for the Funds at a meeting held on April 22, 2021.

The Board requested, and the Adviser provided, both written and oral reports containing information and data related to the following: (i) the nature, extent, and quality of the services provided by the Adviser to the Funds; (ii) the investment performance of the Funds and the Adviser; (iii) the costs of the services to be provided and the profits to be realized by the Adviser from its relationship with the Funds; (iv) the extent to which economies of scale will be realized as each Fund grows; and (v) whether the fee levels reflect these economies of scale to the benefit of the each Fund’s respective shareholders.

The Board examined the nature, extent, and quality of the advisory services provided by the Adviser. The Board considered the terms of the Agreement, information and reports provided by the Adviser regarding its business, personnel and operations, and advisory services provided to the Funds. The Board reviewed the Adviser’s investment philosophy and portfolio construction processes (including those processes unique to the portfolio management teams of each Fund), the Adviser’s compliance program, the absence of any pending material litigation with respect to the Adviser or the Funds, but also litigation trends in the mutual fund industry, generally, insurance coverage, business continuity program, and information security practices. The Board noted that, as set forth in the reports provided by the Adviser, there had been no material compliance issues or concerns raised or encountered since the last renewal of the Agreement and that there had been no material compliance issues in the past 36 months with respect to the Funds or any other fund managed by the Adviser. Taking into account the personnel involved in servicing the Funds, as well as the materials provided by the Adviser, the Board expressed satisfaction with the quality, extent, and nature of the services received from the Adviser.

The Board reviewed the investment performance of the Core Bond Fund and compared the Fund’s year-to-date, one-year, and since inception performance through March 31, 2021, to the performance of the Fund’s benchmark and a peer group of funds. The Board also reviewed the Corporate Credit Fund’s performance for the year-to-date and since-inception period through March 31, 2021 compared to the Fund’s benchmark and Peer Group. After considering the information presented to it and considering the relative market conditions during the reporting periods, the Board expressed satisfaction with the performance of the Funds.

The Board reviewed the cost of services provided and the profits realized by the Adviser, including assertions related to compensation and profitability. The Board discussed the advisory fee paid by the Funds and the total operating expenses of each Fund. The Board noted that the Adviser received a management fee of 0.30% of average daily net assets from the Core Bond Fund and 0.35% of average daily net assets from the Corporate Credit Fund. The Board reviewed the investment advisory fee paid by the Funds in comparison to the investment advisory fees paid by the funds within each Fund’s respective peer group (as determined through an objective process employed by the Adviser), noting that the fee paid by the Core Bond Fund was in-line with its peer group and that the advisory fee paid by the Corporate Credit Fund was significantly lower than the average fee paid by its peers. The Board then considered the expense cap in place for each of the Funds, noting that the Adviser had contractually agreed to waive fees and or reimburse expenses to limit total annual fund operating expenses to 0.65% of average daily net assets for the Core Bond Fund and 0.70% for the Corporate Credit Fund. After considering the comparative data provided by the Adviser, the Board concluded that the advisory fees and expense ratios were reasonable.

The Board examined the profitability of the Adviser’s relationship with the Funds and considered the information provided by the Adviser. Among other things, the Board considered the overall financial condition and profitability of the Adviser and representations made thereto and the overall importance of each Fund’s relationship to the Adviser’s business strategy. The Board concluded that, based on both the written and oral reports provided by the Adviser, the Funds were not yet profitable for the Adviser given the Fund’s limited history of operations and asset size.

In considering the economies of scale for the Funds, the Board considered whether the fee levels reflected the economies of scale to the benefit of each Fund’s respective shareholders. The Board discussed the marketing and distribution plans for the Funds and the ways in which economies of scale would be realized as the Funds grow. The Board noted it would continue to evaluate the appropriateness of economies of scale and fees over time as asset levels grow

In its deliberations, the Board did not identify any particular factor or factors that were all-important or controlling; and each Trustee assigned different weights to the various factors considered.

RIMROCK FUNDS TRUST

TRUSTEES AND OFFICERS

Set forth below is information about the Trustees and Officers of the Trust. The Trust’s Statement of Additional Information contains additional information about the Trustees and is available upon request and without charge by calling 800-613-4924.

The following table provides information regarding each Trustee who is not an “interested person” of the Trust, as defined in the 1940 Act.

OTHER
				NUMBER OF	DIRECTORSHIPS
				PORTFOLIOS IN	HELD
	POSITIONS(S)			THE TRUST	BY TRUSTEE
NAME, ADDRESS, AND	HELD WITH	TERM OF OFFICE/LENGTH OF	PRINCIPAL OCCUPATION(S)	OVERSEEN BY	DURING
YEAR OF BIRTH	TRUST	TIME SERVED	DURING PAST 5 YEARS	TRUSTEE	PAST 5 YEARS

Russell S. Gould[1]	Trustee	Indefinite/Since 2019	Founder and President,	2	None
Year of Birth: 1949			The Gould Group,
2009 to present

Jeff Colin[2]	Trustee	Indefinite/Since 2019	Founder and Partner,	2	None
Year of Birth: 1963			Baker Street Advisors,
LLC, 2004 to present

[1]	The mailing address of Mr. Gould is The Gould Group, 15070 Grand Knoll Drive, Meadow Vista, CA 95722.

[2]	The mailing address of Mr. Colin is Baker Street Advisors, LLC, 455 Market Street, 23rd Floor, San Francisco, CA 94015.

The following table provides information regarding a Trustee who is an “interested person” of the Trust, as defined in the 1940 Act, and each officer of the Trust.

NAME, ADDRESS, AND YEAR OF BIRTH	POSITIONS(S) HELD WITH TRUST	TERM OF OFFICE/LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN THE TRUST OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE DURING PAST 5 YEARS

Scott Dubchansky[1,2]	President &	Indefinite/Since 2019	Managing Director,	2	None
Year of Birth: 1960	Chairman of the		Rimrock Capital Management,
	Board of		LLC, 2011 to present.
Trustees
Barbara Crowell[1] Year of Birth: 1977	Chief Financial Officer & Treasurer	Indefinite/Since 2019	Senior Vice President, Chief Financial Officer, Rimrock Capital Management, LLC, 2014 to present.	N/A	N/A
Robert S. De Leon[1]	Secretary, Chief	Indefinite/Since 2019	Senior Vice President,	N/A	N/A
Year of Birth: 1965	Compliance		General Counsel and
	Officer &		Chief Compliance Officer,
	Anti-Money		Rimrock Capital Management,
	Laundering		LLC, 2014 to present.
Officer

1 The mailing address of Messrs. Dubchansky and De Leon and Ms. Crowell is Rimrock Capital Management, LLC, 100 Innovation Drive, Suite 200, Irvine, CA 92617.

2 Mr. Dubchansky is the Managing Director of Rimrock Capital Management, LLC and is therefore deemed to be an “interested person” of the Trust as defined in the 1940 Act.

RIMROCK FUNDS TRUST

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RIMROCK FUNDS TRUST

FOR MORE INFORMATION

1. PORTFOLIO HOLDINGS

The Funds files their complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Funds’ Form N-PORT reports are available on the SEC’s web site at www.sec.gov.

2. PROXY VOTING

The Trust’s Proxy Voting Policies and Procedures and the Funds’ portfolio securities voting record for the 12-month period ended June 30 are available upon request and without charge by visiting SEC’s web site at www.sec.gov or by calling Rimrock Investor Relations at 949-381-7800.

Privacy Notice

This information is not part of the Annual Report.

Maintaining the confidentiality and security of your personal financial information is very important to us at Rimrock Capital Management, LLC (“Rimrock”).

INFORMATION WE COLLECT. To provide you with superior service, we may collect several types of nonpublic personal information about you, including:

▪	Information from forms you fill out and send to us in connection with your investment in one of our funds (such as your name, address, and social security number).

▪	Information you give us verbally.

▪	Information you submit to us in correspondence, including emails.

▪	Information about the amounts you have invested in our funds (such as your initial investment and any additions to and withdrawals from your capital account).

▪	Information about any bank account you use for transfers between your bank account and your capital account in any of our funds, including information provided when effecting wire transfers.

INFORMATION WE SHARE. We do not sell your personal information and we do not disclose it to anyone except as permitted or required by law. For example, we may share information we collect about you with our independent auditors in the course of the annual audit of the fund in which you have an investment. We may share this information with our legal counsel as we deem appropriate and with regulators. Additionally, we may disclose information about you at your request (for example, by sending duplicate account statements to someone you designate), or as otherwise permitted or required by law.

INFORMATION SECURITY. Within Rimrock, access to information about you is restricted to those employees who need to know the information to service your account. Rimrock employees are trained to follow our procedures to protect your privacy and are instructed to access information about you only when they have a business reason to obtain it.

CHANGES TO OUR PRIVACY POLICY. We reserve the right to change our privacy policy in the future, but we will not disclose your nonpublic personal information as required or permitted by law without giving you an opportunity to instruct us not to.

QUESTIONS. For questions about our privacy policy, or for additional copies of this notice, please call us at (949) 381-7800 or e-mail us at ir@rimrockcapital.com.

Administrator, Custodian and Transfer Agent

The Northern Trust Company

333 South Wabash Avenue

Chicago, Illinois 60604

312-630-6000

Investment Adviser

Rimrock Capital Management LLC

100 Innovation Drive, Suite 200

Irvine, California 92617

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

695 Town Center Drive, Suite 1000

Costa Mesa, California 92626

Distributor

Foreside Financial Services, LLC

3 Canal Plaza

Suite 100

Portland, Maine 04101

Legal Counsel

Morgan, Lewis & Bockius LLP

1701 Market Street

Philadelphia, PA 19103-2921

(b) Not applicable.

Item 2. Code of Ethics.

The registrant has adopted a “code of ethics” (as such term is defined in Item 2 of Form N-CSR) that applies to the registrant’s principal executive officer and principal financial officer. This code is filed as Exhibit 13(a)(1) hereto. There are no amendments or waivers to report.

Item 3. Audit Committee Financial Expert.

The Board of Trustees has not designated a financial expert serving on the Audit Committee. The registrant’s Audit Committee is comprised of Trustees who are non-interested and independent. The Audit Committee believes that the collective experience and expertise of the members in assessing the performance of companies and the evaluation of financial statements is sufficient to assess the issues which can reasonably be expected to be raised by the Trust’s financial statements.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

Fiscal year ended May 31, 2021: $30,000

Fiscal year ended May 31, 2020: $10,000

The fees paid to Deloitte & Touche LLP relate to the audit of the registrant’s annual financial statements and letters for the filings of the registrant’s Form N-CEN and Form N-1A.

(b)	Audit-Related Fees

Fiscal year ended May 31, 2021: $0

Fiscal year ended May 31, 2020: $0

(c)	Tax Fees

Fiscal year ended May 31, 2021: $16,500

Fiscal year ended May 31, 2020: $0

Services related to the preparation of the registrant’s tax returns, review of annual distributions, and additional tax provision support were not paid to the registrant’s principal accountant.

(d)	All Other Fees

Fiscal year ended May 31, 2021: $0

Fiscal year ended May 31, 2020: $0

(e)(1) Except as permitted by rule 2-01(c)(7)(i)(C) of Regulation S-X, the registrant’s audit committee must pre-approve all audit and non-audit services provided by the independent accountants relating to the operations or financial reporting of the registrant. Prior to the commencement of any audit or non-audit services to the registrant, the audit committee reviews the services to determine whether they are appropriate and permissible under applicable law.

(e)(2)	Fiscal year ended May 31, 2021: 0%
Fiscal year ended May 31, 2020: 0%

(f)	Not applicable.

(g)	Fiscal year ended May 31, 2021: 0%
Fiscal year ended May 31, 2020: 0%

(h)	There were no non-audit services provided to the registrant by its principal accountant.

(i)	The registrant has not been identified by the U.S. Securities and Exchange Commission as having filed an annual report issued by a registered public accounting firm branch or office that is located in a foreign jurisdiction where the Public Company Accounting Oversight Board is unable to inspect or completely investigate because of a position taken by an authority in that jurisdiction.

(j)	The registrant is not a foreign issuer.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	The Schedule of Investments in securities of unaffiliated issuers is included in the report to shareholders filed under Item 1 of this Form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is filed herewith.

(a)(2)	Certifications pursuant to Rule 30a-2(a) are filed herewith.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certification pursuant to Rule 30a-2(b) is filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Rimrock Funds Trust

By:	/s/ Barbara Crowell
Barbara Crowell
Treasurer and Principal Financial Officer

Date:	July 29, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Scott Dubchansky
Scott Dubchansky
President and Principal Executive Officer

Date:	July 29, 2021

By:	/s/ Barbara Crowell
Barbara Crowell
Treasurer and Principal Financial Officer

Date:	July 29, 2021